SCHEDULE 14A

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SCHEDULE 14A INFORMATION

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ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway

New York, New York 10019

For proxy information, please call (877) 361-7967

Dear Shareholder:

On behalf of the Board of Trustees of Allianz Funds Multi-Strategy Trust (the “Trust”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of AllianzGI Retirement 2015 Fund (the “2015 Fund”), AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”) (each a “Target Date Fund” and, together, the “Target Date Funds”) and AllianzGI Retirement Income Fund (the “Retirement Income Fund” and, together with the Target Date Funds, each a “Fund and together, the “Funds”) to be held on June 15, 2016, at the offices of Allianz Global Investors Fund Management LLC (“AGIFM”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, at 10:30 A.M., Eastern Time.

As discussed in more detail in the enclosed Proxy Statement, at the Special Meeting, the shareholders of each Fund will be asked to approve:

(i)

a revised Schedule A to the Investment Management Agreement (the “Proposed Investment Management Agreement”) between the Trust, on behalf of each Fund, and AGIFM, which includes an increase in each Fund’s advisory fees from 0.05% to 0.50% and

(ii)

a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”), which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40% (the “Proposed Sub-Advisory Agreement” and together with the proposed Investment Management Agreement, the “Proposed IMAs” and the “Proposal”).

Currently, per the existing Investment Management Agreement with AGIFM, each Fund pays an annual advisory fee of 0.05% of its average daily net assets to AGIFM for managing, either directly or through others selected by it, the investment activities of the Fund. The relatively low current rate of 0.05% reflects the assumption that the Funds’ portfolio managers will primarily utilize other AGIFM-managed mutual funds to implement the Funds’ investment strategies, rather than by investing directly in other securities and instruments. Additionally, pursuant to the Sub-Advisory Agreement, AGIFM (not the Funds) compensates AllianzGI U.S. for managing each Fund’s portfolio at the annual rate of 0.05% of each Fund’s average daily net assets.

In connection with the changes to the Funds’ principal investment strategies as discussed in more detail in Appendix E of the enclosed Proxy Statement (such changes to the Funds’ principal investment strategies, as well as related changes to each Fund’s benchmark and glidepath, are generally referred to herein as the “repositioning” of the Funds’ investment strategies), AGIFM proposes, effective on or about June 30, 2016, to change each Fund’s existing fee and expense structure to a pricing structure under which each share class of each Fund has the same total net expense ratio as the same share class of all other Funds (i.e. a “flat” structure). If the proposed change to the

Funds’ pricing structure is approved by shareholders, the Funds will adopt a more active investment management style that will include an increase in the advisory fee from 0.05% to 0.50% while the overall restructuring will result in lowering or maintaining each Fund’s total net expense ratio for a period of at least three years, pursuant to expense limitation arrangements. The proposed fee changes, in combination with the expense limitation arrangements, are designed to recognize the additional investment expertise that will be applied in managing the Funds under the proposed more active investment management style as compared to the Funds’ current, less active “fund of funds” structure, while maintaining or reducing each Fund’s total net expense ratio. In the proposed “flat” pricing structure (and as set forth in the table below) the total net expense ratio for a given share class will remain consistent among the entire suite of multiple Funds, which is not the case currently. Additionally, in the proposed “flat” pricing structure, once expense waivers and reimbursements are taken into account, AGIFM expects that the total net expense ratio for each share class of each Target Date Fund will be lower as compared to current levels, and that the total net expense ratio for each share class of Retirement Income Fund will remain at its current level, as included in the Funds’ Prospectus dated February 1, 2016, for a period of at least three years.

Specifically, AGIFM will, for at least approximately the next three years, observe expense waivers or reimbursements resulting in the following total net expense ratio for each respective share class of each Fund. These total net expense ratios will remain constant over a period of at least three years. There can be no assurance that the referenced expense waivers or reimbursements will continue in effect after the expiration of the three-year period.

	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Class P Shares	Administrative Class Shares
Current (Range)	(0.95% - 1.10%)	(1.70% - 1.85%)	(1.30% - 1.45%)	(0.55% - 0.70%)	(0.65% - 0.80%)	(0.90% - 1.05%)
Proposed (Flat)	0.95%	1.70%	1.30%	0.55%	0.65%	0.90%
Change from Current (Range)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)

In conjunction with lowering or maintaining the total net expense ratio for each Fund for a period of at least three years and establishing the proposed flat pricing schedule as described above, AGIFM proposes the following changes to the underlying fee structure of each Fund:

1.

Increase the investment advisory fee from 0.05% to 0.50% as part of an overall restructuring that includes lowering or maintaining each Fund’s total net expense ratio for a period of at least three years; and

2.	Increase the sub-advisory fee AGIFM pays to AllianzGI U.S. per the Sub-Advisory Agreement from 0.05% to 0.40%.

Subject to the approval of the proposed fee increases, AGIFM intends to observe expense waivers or reimbursements such that the total net expense ratio for each class of shares of the Funds remains the same or declines as compared to the current rates as included in the Funds’ Prospectus dated February 1, 2016 for at least the next three years.

AGIFM believes reducing or maintaining the total net expense ratios for the Funds for a period of at least three years and adjusting the underlying fee structure to allow for a more flexible investment approach, will benefit investors seeking a cost effective investment process managed by the AllianzGI Multi-Asset team. In addition, AGIFM believes these proposed changes will better position the Funds for asset growth because their fees will be easier to explain to potential investors and will be more competitively priced as compared to other actively managed target date fund options available in the marketplace (taking into account the expense waivers and/or reimbursements that AGIFM will observe in connection with the proposed changes for at least approximately the next three years). Although the Funds’ advisory fees are among the highest of their peer funds, a large proportion of the Funds’ target date peers are managed using a fund-of-funds structure, whereby very low (or zero) advisory fees are charged at the top tier but are in addition to the regular advisory fees collected at the level of the affiliated underlying funds into which the top-tier funds invest.

The approval and implementation of the Proposal for any Fund is contingent upon the approval of the Proposal by all Funds. If the Shareholders of one or more Funds do not approve either of the Proposed IMAs, neither of the Proposed IMAs will take effect with respect to any Fund, regardless of whether a Fund’s Shareholders approved the Proposed IMAs, and the Trustees will take such further action as they may deem to be in the best interests of the Shareholders of the Funds.

Your vote is important

After considering the Proposal at a telephonic meeting held on February 18, 2016, the Board of Trustees (“Board”) unanimously voted to approve the Proposed IMAs for the Funds and to recommend that the shareholders of each Fund vote in favor of the Proposal, as more fully described in the accompanying Proxy Statement. The Board convened on March 22, 2016 to formally approve the Proposed IMAs at an in-person meeting.

Now it is your turn to review the Proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying Proxy Statement.

No matter how many shares you own, your timely vote is important. If you do not expect to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card(s) promptly in the accompanying postage-prepaid envelope, or give your voting instructions by telephone or via the Internet, in order to avoid the expense of additional mailings or having our proxy solicitor, American Stock Transfer & Trust Company, LLC (“AST Fund Solutions”), telephone you, and to ensure that the Special Meeting can be held as scheduled. Please call (877) 361-7967 if you have any questions about the Proxy Statement or the Proposal, or if you would like additional information.

Thank you in advance for your participation in this Special Meeting of Shareholders.

Sincerely,

Thomas J. Fuccillo
Vice President, Secretary and Chief Legal Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016

ALLIANZ FUNDS MULTI-STRATEGY TRUST

ALLIANZGI RETIREMENT 2015 FUND (THE “2015 FUND”)

ALLIANZGI RETIREMENT 2020 FUND (THE “2020 FUND”)

ALLIANZGI RETIREMENT 2025 FUND (THE “2025 FUND”)

ALLIANZGI RETIREMENT 2030 FUND (THE “2030 FUND”)

ALLIANZGI RETIREMENT 2035 FUND (THE “2035 FUND”)

ALLIANZGI RETIREMENT 2040 FUND (THE “2040 FUND”)

ALLIANZGI RETIREMENT 2045 FUND (THE “2045 FUND”)

ALLIANZGI RETIREMENT 2050 FUND (THE “2050 FUND”)

ALLIANZGI RETIREMENT 2055 FUND (THE “2055 FUND”)

(EACH A “TARGET DATE FUND” AND TOGETHER, THE “TARGET DATE FUNDS”)

AND ALLIANZGI RETIREMENT INCOME FUND (THE “RETIREMENT INCOME FUND” AND, TOGETHER, WITH THE TARGET DATE FUNDS, EACH A “FUND” AND, TOGETHER, THE “FUNDS”)

1633 Broadway

New York, New York 10019

To the Shareholders of the Funds, each a series of the Allianz Funds Multi-Strategy Trust (the “Trust”):

Notice is hereby given that a Special Meeting of Shareholders (the “Special Meeting”) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 15, 2016 at 10:30 A.M., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

To be voted on by all Shareholders of each Fund, voting separately:

1.

The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of each Fund, and AGIFM, which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%;

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”) with respect to each Fund,

which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40% (although shareholders will vote separately on each Item, Items 1 and 2 are collectively referred to in the proxy statement as the “Proposal”); and

3.	The transaction of such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

The approval and implementation of the Proposal for any Fund is contingent upon the approval of the Proposal by all Funds. If the Shareholders of one or more Funds do not approve either of the Proposed IMAs, neither of the Proposed IMAs will take effect with respect to any Fund, regardless of whether a Fund’s Shareholders approved the Proposed IMAs, and the Trustees will take such further action as they may deem to be in the best interests of the Shareholders of the Funds.

The Board of Trustees of the Trust unanimously recommends that you vote FOR the Proposal specified above.

The Board of Trustees of the Trust has fixed the close of business on April 7, 2016 as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Special Meeting or any adjournment(s) or postponement(s) thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Board of Trustees of the Trust,

Thomas J. Fuccillo
Vice President, Secretary and Chief Legal Officer

New York, New York

April 19, 2016

No matter how many shares you own, your timely vote is important. If you do not expect to attend the Special Meeting, please complete, sign, date and mail the enclosed proxy card(s) promptly in the accompanying postage-prepaid envelope, or give your voting instructions by telephone or via the Internet, in order to avoid the expense of additional mailings or having our proxy solicitor, American Stock Transfer & Trust Company, LLC (“AST Fund Solutions”), telephone you, and to ensure that the Special Meeting can be held as scheduled. Please call (877) 361-7967 if you have any questions about the Proxy Statement or the Proposal, or if you would like additional information.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

1633 Broadway

New York, New York 10019

ALLIANZGI RETIREMENT 2015 FUND (THE “2015 FUND”)

ALLIANZGI RETIREMENT 2020 FUND (THE “2020 FUND”)

ALLIANZGI RETIREMENT 2025 FUND (THE “2025 FUND”)

ALLIANZGI RETIREMENT 2030 FUND (THE “2030 FUND”)

ALLIANZGI RETIREMENT 2035 FUND (THE “2035 FUND”)

ALLIANZGI RETIREMENT 2040 FUND (THE “2040 FUND”)

ALLIANZGI RETIREMENT 2045 FUND (THE “2045 FUND”)

ALLIANZGI RETIREMENT 2050 FUND (THE “2050 FUND”)

ALLIANZGI RETIREMENT 2055 FUND (THE “2055 FUND”)

(EACH A “TARGET DATE FUND” AND TOGETHER, THE “TARGET DATE FUNDS”)

AND ALLIANZGI RETIREMENT INCOME FUND (THE “RETIREMENT INCOME FUND” AND, TOGETHER WITH THE TARGET DATE FUNDS, EACH A “FUND” AND, TOGETHER, THE “FUNDS”)

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016

This proxy statement (the “Proxy Statement”) and the Annual Report to Shareholders for Allianz Funds Multi-Strategy Trust’s fiscal year ended September 30, 2015 are also available at us.allianzgi.com.

PROXY STATEMENT

April 19, 2016

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2016

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Allianz Funds Multi-Strategy Trust (the “Trust”) of the holders (the “Shareholders”) of Class A, Class C, Class R, Class R6, Class P and Administrative Class shares (the “Shares”) of each Fund of proxies to be voted at the Special Meeting of Shareholders of the Funds and any adjournment(s) or postponement(s) thereof (the “Special Meeting”). The Special Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM,” or, the “Investment Manager”), at 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019, on June 15, 2016, at 10:30 A.M., Eastern Time.

The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about April 28, 2016.

The Board has fixed the close of business on April 7, 2016 as the record date (the “Record Date”) for the determination of Shareholders entitled to receive notice of, and to vote at, the Special Meeting. At the Special Meeting, all Shareholders of a Fund will have equal voting rights (i.e., one vote per Share). As summarized below, Shareholders of each Fund have the right to vote on:

To be voted on by all Shareholders of each Fund, voting separately:

1.

The approval of a revised Schedule A to the Investment Management Agreement (the “Proposed Investment Management Agreement”) between the Trust, on behalf of each Fund, and AGIFM, which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%;

2.

The approval of a revised Schedule A to the Sub-Advisory Agreement (the “Proposed Sub-Advisory Agreement” and together with the Proposed Investment Management Agreement, the “Proposed IMAs”) between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or, the “Sub-Adviser”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40% (although shareholders will vote separately on each Item, Items 1 and 2 are collectively referred to in this proxy statement as the “Proposal”); and

3.	The transaction of such other business as may properly come before the Special Meeting.

The approval and implementation of the Proposal for any Fund is contingent upon the approval of the Proposal by all Funds. If the Shareholders of one or more Funds do not approve either of the Proposed IMAs, neither of the Proposed IMAs will take effect with respect to any Fund, regardless of whether a Fund’s Shareholders approved the Proposed IMAs, and the Trustees will take such further action as they may deem to be in the best interests of the Shareholders of the Funds.

Section I of this Proxy Statement contains information relating to the Proposed IMAs. Section II of this Proxy Statement contains additional background information about the Trust, the Funds’ investment adviser and sub-adviser and the Funds’ principal underwriter and distributor, and other matters. Section III contains general information about the Special Meeting and shareholder voting.

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Special Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by timely delivering a signed, written letter of revocation to the Secretary of the Trust at 1633 Broadway, New York, New York 10019, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Special Meeting and voting in person. Please call (877) 361-7967 for information on how to obtain directions to attend the Special Meeting and vote in person. If any proposal for a Fund, other than the Proposal set forth herein, properly comes before the Special Meeting, the persons named as proxies will vote on such proposal in their sole discretion.

The principal executive offices of the Trust are located at 1633 Broadway, New York, New York 10019. AGIFM serves as the investment manager of each Fund and retains its affiliate, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), to serve as the sub-adviser of each Fund. Additional information about AGIFM and AllianzGI U.S. may be found under “Information about AGIFM” and “Information about AllianzGI U.S.” respectively, below.

Please read the Proxy Statement before voting on the Proposal. Please call (877) 361-7967 if you have any questions about the Proxy Statement or the Proposal, or if you would like additional information.

AGIFM will bear all expenses associated with the Special Meeting. The proxy materials sent to each Shareholder will include that Shareholder’s unique control number needed to vote his, her or its Shares. If you need additional copies of this Proxy Statement, please call (877) 361-7967.

The Trust’s most recent annual and semi-annual reports to Shareholders are available at no cost. You may read, print, or request mail delivery of a copy of such reports through our website us.allianzgi.com. You may also request reports by calling (800) 988-8380 for Class A, Class C and Class R shares and (800) 498-5413 for Class R6, Class P and Administrative Class shares or by writing to the Trust at 1633 Broadway, New York, New York 10019.

OVERVIEW

The following questions and answers provide an overview of the Proposal on which you are being asked to vote. Please read the remainder of this Proxy Statement for additional information and further details about the Proposal and the Board’s and AGIFM’s rationale for recommending it to Shareholders. Your vote is important.

QUESTIONS AND ANSWERS

Q:	What Is Being Proposed?

A:	AGIFM proposes, effective on or about June 30, 2016, to change each Fund’s existing fee and expense structure to a pricing structure under which each share class of each Fund has the same total net expense ratio as the same share class of all other Funds (i.e. a “flat” structure). If the change to the Funds’ pricing structure is approved by shareholders, the Funds will adopt a more active investment management style that will include an increase in the advisory fee from 0.05% to 0.50% while the overall restructuring will result in lowering or maintaining each Fund’s total net expense ratio for a period of at least three years, pursuant to expense limitation arrangements. The proposed fee changes, in combination with the expense limitation arrangements, are designed to recognize the additional investment expertise that will be applied in managing the Funds under the proposed more active investment management style as compared to the Funds’ current, less active “fund of funds” structure, while maintaining or reducing each Fund’s total net expense ratio. In the proposed “flat” pricing structure (and as set forth in the table below) the total net expense ratio for a given share class will remain consistent among the entire suite of multiple Target Date Funds, which is not the case currently. Additionally, in the proposed “flat” pricing structure, once expense waivers and reimbursements are taken into account, AGIFM expects that the total net expense ratio for each share class of each Target Date Fund will be lower as compared to current levels, and that the total net expense ratio for each share class of Retirement Income Fund will remain at its current level, as included in the Funds’ Prospectus dated February 1, 2016, for a period of at least three years.

Specifically, AGIFM will, for at least approximately the next three years, observe expense waivers or reimbursements resulting in the following total net expense ratio for each respective share class of each Fund. These total net expense ratios will remain constant for a period of at least three years. There can be no assurance that the referenced expense waivers or reimbursements will continue in effect after the expiration of the three-year period.

	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Class P Shares	Administrative Class Shares
Current (Range)	(0.95% - 1.10%)	(1.70% - 1.85%)	(1.30% - 1.45%)	(0.55% - 0.70%)	(0.65% - 0.80%)	(0.90% - 1.05%)
Proposed (Flat)	0.95%	1.70%	1.30%	0.55%	0.65%	0.90%
Change from Current (Range)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)

In conjunction with lowering or maintaining the total net expense ratio for each Fund for a period of at least three years and establishing the proposed flat pricing schedule as described above, AGIFM proposes the following changes to the underlying fee structure of each Fund:

1.

Increase the investment advisory fee from 0.05% to 0.50% as part of an overall restructuring that includes lowering or maintaining each Fund’s total net expense ratio for a period of at least three years; and

2.	Increase the sub-advisory fee AGIFM pays to AllianzGI U.S. per the Sub-Advisory Agreement from 0.05% to 0.40%.

Subject to the approval of the proposed fee increases, AGIFM intends to observe expense waivers or reimbursements such that the total net expense ratio for each class of the Funds remains the same or declines as compared to the current rates as included in the Funds’ Prospectus dated February 1, 2016 for at least the next three years.

AGIFM believes these proposed changes will better position the Funds for asset growth because their net expenses will be more competitively priced as compared to other actively managed target date fund options available in the marketplace (taking into account the expense waivers and/or reimbursements that AGIFM will observe in connection with the proposed changes for at least approximately the next three years) while reducing or maintaining each Fund’s total net expense ratio for a period of at least three years. Although the Funds’ advisory fees are among the highest of their peer funds, a large proportion of the Funds’ target date peers are managed using a fund-of-funds structure, whereby very low (or zero) advisory fees are charged at the top tier but are in addition to the regular advisory fees collected at the level of the affiliated underlying funds into which the top-tier funds invest.

The proposed revised fee and expense structure, subject to Shareholder approval, will allow the Funds to transition to a more active asset allocation investment strategy, which will apply a more tactical approach than the current strategy and, when implementing asset allocation changes, will utilize a broader range of investments, including individual securities and derivatives. The Funds’ proposed revised fee and expense structure will allow for more direct investments into individual securities and derivatives, as opposed to the current fee structure which is more appropriate for primarily investing in affiliated mutual funds.

The approval and implementation of the Proposal for any Fund is contingent upon the approval of the Proposal by all Funds. If the Shareholders of one or more Funds do not approve either of the Proposed IMAs, neither of the Proposed IMAs will take effect with respect to any Fund, regardless of whether a Fund’s Shareholders approved the Proposed IMAs, and the Trustees will take such further action as they may deem to be in the best interests of the Shareholders of the Funds.

Q:	How Does The Board Recommend That I Vote?

A:	The Board recommends that you vote “FOR” the Proposal, as described in this Proxy Statement.

Q:	Why Are The Board And AGIFM Recommending This Change In The Funds’ Investment Management Advisory Fee And Sub-Advisory Fee At This Time?

A:

Currently, each Fund’s annual investment advisory fee rate and sub-advisory fee rate is 0.05% of the particular Fund’s average daily net assets. The current low amount reflects the assumption that the Funds’ investment exposures will primarily be achieved by investing in AGIFM-managed and other affiliated underlying funds, which charge their own advisory fees. AGIFM proposes to (i) increase the investment advisory fee rate to 0.50% as part of an overall restructuring that includes lowering or maintaining each Fund’s total net expense ratio for a period of at least three years and (ii) increase the sub-advisory fee rate to 0.40% (paid by AGIFM (and not the Funds) to the Sub-Adviser). AGIFM is making these proposals because the Multi-Asset portfolio management team of AllianzGI U.S. (the “Multi-Asset Team”), which is responsible for managing each Fund’s investments, proposes to transition each Fund’s investment program toward a more active investment approach, which utilizes individual securities and derivatives to a substantial extent (as opposed to primarily investing in underlying funds), which is summarized below and explained in greater detail in Appendix E.

Q:	What Are The Expected Benefits To Shareholders Of Moving To The New Fee Structure?

A:

The proposed flat pricing schedule will result in the net total expense ratio for each share class of all Funds to decline for a period of at least three years, with the exception of the Retirement Income Fund, for which the net total expense ratio for each share class will remain the same over the same period. AGIFM expects the proposed new, simplified and consistent fee structure and the changes to the Funds’ investment strategies (as described in greater detail in Appendix E) (such changes to the Funds’ principal investment strategies, as well as related changes to each Fund’s benchmark and glidepath, are generally referred to herein as the “repositioning” of the Funds’ investment strategies) to benefit investors seeking a cost effective investment process managed by the Multi-Asset Team.

Q:	Will The Fees And Expenses Borne By The Funds Change Or Increase As A Result Of The Proposal?

A:

The proposed flat pricing schedule will result in the net total expense ratio for each share class of all Funds to decline for a period of at least three years, with the exception of the Retirement Income Fund, for which the Net Total Expense Ratio for each share class will remain the same over the same period. Currently, each Fund is subject to an expense cap pursuant to the Expense Limitation Agreement between AGIFM and the Trust dated September 1, 2011 (the “Expense Limitation Agreement”). To offset the proposed investment advisory fee increase described above, AGIFM would agree, through at least January 31, 2020, to maintain or reduce the expense caps of each share class of each Fund such that each share class of each Target Fund’s net total expense ratio will either remain unchanged or be reduced, as compared to the current levels included in the Funds’ Prospectus dated February 1, 2016. There can be no assurance that the referenced expense waivers or reimbursements will continue in effect after January 31, 2020. A comparison of each Fund’s current Annual Fund Operating Expenses and Expense Example tables, as included in the Trust’s Prospectus dated February 1, 2016, against each Fund’s pro forma Annual Fund Operating Expenses and Expense Example tables if the Proposed IMAs are approved and AGIFM observes the new expense limitation arrangements is included below.

Additionally, under the current Expense Limitation Agreement, AGIFM is entitled to recoup any or all advisory or administrative fees previously waived, reduced, or reimbursed by AGIFM during the previous three fiscal years if in any month during which the Expense Limitation Agreement is in effect the relevant share-class-specific expenses are less than the share class’s expense limit in effect at the time the fees were waived, reduced, or reimbursed by AGIFM (the “recoupment provision”). AGIFM would amend the Expense Limitation Agreement to remove the recoupment provision in connection with the other changes noted above if the Proposal is approved.

Q:	Will The Trust Pay For This Proxy Solicitation?

A:	No. AGIFM will bear all costs relating to the proxy solicitation and related costs in connection with the Proposal, except for costs associated with repositioning of the Funds to the more active investment strategy, which are estimated to be not significant because the Funds are largely invested in shares of underlying mutual funds that do not impose fees upon redemption, as well as the costs associated with the purchase of additional securities and derivatives to replace such underlying mutual funds.

Q:	How Do I Vote My Shares?

A:

Electronic Voting: You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or calling the phone number listed on your proxy card. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in the mail. If the information you provide matches the information provided to AST Solutions by the Trust, then a representative can record your instructions over the phone.

As the Meeting date approaches, you may receive a call from a representative of the Trust, AGIFM or its affiliates if the Trust has not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can request a copy of a full set of Proxy Materials which includes a proxy card and then complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

Q:	What Happens If Additional Matters Are Presented At The Special Meeting?

A:

As of the date of this Proxy Statement, the Trust’s officers and AGIFM are not aware of any business to come before the Special Meeting other than the Proposal. If any proposal for a Fund, other than the Proposal set forth herein, properly comes before the Special Meeting, the persons named as proxies will vote on such proposal in their sole discretion.

I. APPROVAL OF THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT AND PROPOSED SUB-ADVISORY AGREEMENT

(Shareholders of Each Fund Voting Separately)

Rationale for the Proposal

AGIFM proposes, effective on or about June 30, 2016, to change each Fund’s existing fee and expense structure to a pricing structure under which each share class of each Fund has the same total net expense ratio as the same share class of all other Funds (i.e. a “flat” structure). If the change to the Funds’ pricing structure is approved by shareholders, the Funds will adopt a more active investment management style that will include an increase in the advisory fee from 0.05% to 0.50% while the overall restructuring will result in lowering or maintaining each Fund’s total net expense ratio for a period of at least three years, pursuant to expense limitation arrangements. The proposed fee changes, in combination with the expense limitation arrangements, are designed to recognize the additional investment expertise that will be applied in managing the Funds under the proposed more active investment management style as compared to the Funds’ current, less active “fund of funds” structure, while maintaining or reducing each Fund’s total net expense ratio. In the proposed “flat” pricing structure (and as set forth in the table below) the total net expense ratio for a given share class will remain consistent among the entire suite of multiple Target Date Funds, which is not the case currently. Additionally, in the proposed “flat” pricing structure, once expense waivers and reimbursements are taken into account, AGIFM expects that the total net expense ratio for each share class of each Target Date Fund will be lower as compared to current levels, and that the total net expense ratio for each share class of Retirement Income Fund will remain at its current level, as included in the Funds’ Prospectus dated February 1, 2016, for a period of at least three years.

Specifically, and for at least the next three years, AGIFM will observe expense waivers or reimbursements resulting in the following total net expense ratio for each respective share class of each Fund. These total net expense ratios will remain constant during that time. There can be no assurance that the referenced expense waivers or reimbursements will continue in effect after the expiration of the three-year period.

	Class A Shares	Class C Shares	Class R Shares	Class R6 Shares	Class P Shares	Administrative Class Shares
Current (Range)	(0.95% - 1.10%)	(1.70% - 1.85%)	(1.30% - 1.45%)	(0.55% - 0.70%)	(0.65% - 0.80%)	(0.90% - 1.05%)
Proposed (Flat)	0.95%	1.70%	1.30%	0.55%	0.65%	0.90%
Change from Current (Range)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)	- (0.0% to 0.15%)

In conjunction with lowering or maintaining the total net expense ratio for each Fund for a period of at least three years and establishing the proposed flat pricing schedule as described above, AGIFM proposes the following changes to the underlying fee structure of each Fund:

1.	Increase the investment advisory fee from 0.05% to 0.50% as part of an overall restructuring that includes lowering or maintaining each Fund’s total net expense ratio for a period of at least three years; and
2.	Increase the sub-advisory fee AGIFM pays to AllianzGI U.S. per the Sub-Advisory Agreement from 0.05% to 0.40%.

Subject to the approval of the proposed fee increases, AGIFM intends to observe expense waivers or reimbursements such that the total net expense ratio for each class of the Funds remains the same or declines as compared to the current rates as included in the Funds’ Prospectus dated February 1, 2016 for a period of at least three years.

A comparison of each Fund’s current Annual Fund Operating Expenses and Expense Example tables, as included in the Trust’s Prospectus dated February 1, 2016, against each Fund’s pro forma Annual Fund Operating Expenses and expense Example tables if the Proposed IMAs are approved is included below.

AGIFM believes these proposed changes will better position the Funds for asset growth because their fees will be more competitively priced as compared to other actively managed target date fund options available in the marketplace (taking into account the expense waivers and/or reimbursements that AGIFM will observe in connection with the proposed changes for at least approximately the next three years). Although the Funds’ advisory fees are among the highest of their peer funds, a large proportion of the Funds’ target date peers are managed using a fund-of-funds structure, whereby very low (or zero) advisory fees are charged at the top tier but are in addition to the regular advisory fees collected at the level of the affiliated underlying funds into which the top-tier funds invest.

The approval and implementation of the Proposal for any Fund is contingent upon the approval of the Proposal by all Funds. If the Shareholders of one or more Funds do not approve either of the Proposed IMAs, neither of the Proposed IMAs will take effect with respect to any Fund, regardless of whether a Fund’s Shareholders approved the Proposed IMAs, and the Trustees will take such further action as they may deem to be in the best interests of the Shareholders of the Funds.

Comparison of Annual Fund Operating Expenses and Expense Example Tables for Each Fund

The following pages contain tables comparing the current and pro forma annual fund operating expenses under the Current and Proposed IMAs, as well as corresponding Expense Examples.

AllianzGI Retirement 2015 Fund – Current

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.53%	1.13%	(0.16)%	0.97%
Class C	0.05	1.00	0.30	0.53	1.88	(0.16)	1.72
Class R	0.05	0.50	0.30	0.53	1.38	(0.06)	1.32
Class R6	0.05	None	0.05	0.53	0.63	(0.06)	0.57
Class P	0.05	None	0.15	0.53	0.73	(0.06)	0.67
Administrative	0.05	0.25	0.15	0.53	0.98	(0.06)	0.92

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.97% for Class A shares, 1.72% for Class C shares, 1.32% for Class R shares, 0.57% for Class R6 shares, 0.67% for Class P shares and 0.92% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$644	$874	$1,123	$1,836	$644	$874	$1,123	$1,836
Class C	275	575	1,001	2,188	175	575	1,001	2,188
Class R	134	431	750	1,652	134	431	750	1,652
Class R6	58	196	345	781	58	196	345	781
Class P	68	227	400	901	68	227	400	901
Administrative	94	306	536	1,196	94	306	536	1,196

AllianzGI Retirement 2015 Fund – Proposed

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.40%	1.45%	(0.50)%	0.95%
Class C	0.50	1.00	0.30	0.40	2.20	(0.50)	1.70
Class R	0.50	0.50	0.30	0.40	1.70	(0.40)	1.30
Class R6	0.50	None	0.05	0.40	0.95	(0.40)	0.55
Class P	0.50	None	0.15	0.40	1.05	(0.40)	0.65
Administrative	0.50	0.25	0.15	0.40	1.30	(0.40)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$937	$1,254	$2,149	$642	$937	$1,254	$2,149
Class C	273	640	1,134	2,495	173	640	1,134	2,495
Class R	132	497	885	1,975	132	497	885	1,975
Class R6	56	263	486	1,130	56	263	486	1,130
Class P	66	294	541	1,246	66	294	541	1,246
Administrative	92	373	675	1,533	92	373	675	1,533

AllianzGI Retirement 2020 Fund – Current

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.54%	1.14%	(0.15)%	0.99%
Class C	0.05	1.00	0.30	0.54	1.89	(0.15)	1.74
Class R	0.05	0.50	0.30	0.54	1.39	(0.05)	1.34
Class R6	0.05	None	0.05	0.54	0.64	(0.05)	0.59
Class P	0.05	None	0.15	0.54	0.74	(0.05)	0.69
Administrative	0.05	0.25	0.15	0.54	0.99	(0.05)	0.94

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.99% for Class A shares, 1.74% for Class C shares, 1.34% for Class R shares, 0.59% for Class R6 shares, 0.69% for Class P shares and 0.94% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$645	$878	$1,129	$1,847	$645	$878	$1,129	$1,847
Class C	277	579	1,007	2,199	177	579	1,007	2,199
Class R	136	435	756	1,664	136	435	756	1,664
Class R6	60	200	352	794	60	200	352	794
Class P	70	232	407	914	70	232	407	914
Administrative	96	310	542	1,208	96	310	542	1,208

AllianzGI Retirement 2020 Fund – Proposed

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.40%	1.45%	(0.50)%	0.95%
Class C	0.50	1.00	0.30	0.40	2.20	(0.50)	1.70
Class R	0.50	0.50	0.30	0.40	1.70	(0.40)	1.30
Class R6	0.50	None	0.05	0.40	0.95	(0.40)	0.55
Class P	0.50	None	0.15	0.40	1.05	(0.40)	0.65
Administrative	0.50	0.25	0.15	0.40	1.30	(0.40)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$937	$1,254	$2,149	$642	$937	$1,254	$2,149
Class C	273	640	1,134	2,495	173	640	1,134	2,495
Class R	132	497	885	1,975	132	497	885	1,975
Class R6	56	263	486	1,130	56	263	486	1,130
Class P	66	294	541	1,246	66	294	541	1,246
Administrative	92	373	675	1,533	92	373	675	1,533

AllianzGI Retirement 2025 Fund – Current

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.58%	1.18%	(0.17)%	1.01%
Class R	0.05	0.50	0.30	0.58	1.43	(0.07)	1.36
Class R6	0.05	None	0.05	0.58	0.68	(0.07)	0.61
Class P	0.05	None	0.15	0.58	0.78	(0.07)	0.71
Administrative	0.05	0.25	0.15	0.58	1.03	(0.07)	0.96

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, taxes, and extraordinary expenses, exceed 1.01% for Class A shares, 1.36% for Class R shares, 0.61% for Class R6 shares, 0.71% for Class P shares and 0.96% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$647	$888	$1,148	$1,889	$647	$888	$1,148	$1,889
Class R	138	446	775	1,707	138	446	775	1,707
Class R6	62	211	372	840	62	211	372	840
Class P	73	242	426	960	73	242	426	960
Administrative	98	321	562	1,253	98	321	562	1,253

AllianzGI Retirement 2025 Fund – Proposed

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.41%	1.46%	(0.51)%	0.95%
Class R	0.50	0.50	0.30	0.41	1.71	(0.41)	1.30
Class R6	0.50	None	0.05	0.41	0.96	(0.41)	0.55
Class P	0.50	None	0.15	0.41	1.06	(0.41)	0.65
Administrative	0.50	0.25	0.15	0.41	1.31	(0.41)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$939	$1,258	$2,159	$642	$939	$1,258	$2,159
Class R	132	499	890	1,985	132	499	890	1,985
Class R6	56	265	491	1,141	56	265	491	1,141
Class P	66	296	545	1,257	66	296	545	1,257
Administrative	92	375	679	1,543	92	375	679	1,543

AllianzGI Retirement 2030 Fund – Current

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.63%	1.23%	(0.20)%	1.03%
Class C	0.05	1.00	0.30	0.63	1.98	(0.20)	1.78
Class R	0.05	0.50	0.30	0.63	1.48	(0.10)	1.38
Class R6	0.05	None	0.05	0.63	0.73	(0.10)	0.63
Class P	0.05	None	0.15	0.63	0.83	(0.10)	0.73
Administrative	0.05	0.25	0.15	0.63	1.08	(0.10)	0.98

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.03% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.63% for Class R6 shares, 0.73% for Class P shares and 0.98% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$649	$900	$1,170	$1,940	$649	$900	$1,170	$1,940
Class C	281	602	1,049	2,290	181	602	1,049	2,290
Class R	140	458	798	1,760	140	458	798	1,760
Class R6	64	223	396	897	64	223	396	897
Class P	75	255	451	1,016	75	255	451	1,016
Administrative	100	334	586	1,308	100	334	586	1,308

AllianzGI Retirement 2030 Fund – Proposed

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.41%	1.46%	(0.51)%	0.95%
Class C	0.50	1.00	0.30	0.41	2.21	(0.51)	1.70
Class R	0.50	0.50	0.30	0.41	1.71	(0.41)	1.30
Class R6	0.50	None	0.05	0.41	0.96	(0.41)	0.55
Class P	0.50	None	0.15	0.41	1.06	(0.41)	0.65
Administrative	0.50	0.25	0.15	0.41	1.31	(0.41)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$939	$1,258	$2,159	$642	$939	$1,258	$2,159
Class C	273	642	1,138	2,504	173	642	1,138	2,504
Class R	132	499	890	1,985	132	499	890	1,985
Class R6	56	265	491	1,141	56	265	491	1,141
Class P	66	296	545	1,257	66	296	545	1,257
Administrative	92	375	679	1,543	92	375	679	1,543

AllianzGI Retirement 2035 Fund – Current

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.67%	1.27%	(0.21)%	1.06%
Class R	0.05	0.50	0.30	0.67	1.52	(0.11)	1.41
Class R6	0.05	None	0.05	0.67	0.77	(0.11)	0.66
Class P	0.05	None	0.15	0.67	0.87	(0.11)	0.76
Administrative	0.05	0.25	0.15	0.67	1.12	(0.11)	1.01

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.06% for Class A shares, 1.41% for Class R shares, 0.66% for Class R6 shares, 0.76% for Class P shares and 1.01% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$652	$911	$1,190	$1,982	$652	$911	$1,190	$1,982
Class R	144	469	819	1,803	144	469	819	1,803
Class R6	67	235	417	944	67	235	417	944
Class P	78	267	471	1,062	78	267	471	1,062
Administrative	103	345	606	1,353	103	345	606	1,353

AllianzGI Retirement 2035 Fund – Proposed

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.41%	1.46%	(0.51)%	0.95%
Class R	0.50	0.50	0.30	0.41	1.71	(0.41)	1.30
Class R6	0.50	None	0.05	0.41	0.96	(0.41)	0.55
Class P	0.50	None	0.15	0.41	1.06	(0.41)	0.65
Administrative	0.50	0.25	0.15	0.41	1.31	(0.41)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$939	$1,258	$2,159	$642	$939	$1,258	$2,159
Class R	132	499	890	1,985	132	499	890	1,985
Class R6	56	265	491	1,141	56	265	491	1,141
Class P	66	296	545	1,257	66	296	545	1,257
Administrative	92	375	679	1,543	92	375	679	1,543

AllianzGI Retirement 2040 Fund – Current

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.72%	1.32%	(0.23)%	1.09%
Class C	0.05	1.00	0.30	0.72	2.07	(0.23)	1.84
Class R	0.05	0.50	0.30	0.72	1.57	(0.13)	1.44
Class R6	0.05	None	0.05	0.72	0.82	(0.13)	0.69
Class P	0.05	None	0.15	0.72	0.92	(0.13)	0.79
Administrative	0.05	0.25	0.15	0.72	1.17	(0.13)	1.04

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.09% for Class A shares, 1.84% for Class C shares, 1.44% for Class R shares, 0.69% for Class R6 shares, 0.79% for Class P shares and 1.04% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$655	$924	$1,213	$2,034	$655	$924	$1,213	$2,034
Class C	287	627	1,092	2,382	187	627	1,092	2,382
Class R	147	483	843	1,856	147	483	843	1,856
Class R6	70	249	442	1,001	70	249	442	1,001
Class P	81	280	497	1,119	81	280	497	1,119
Administrative	106	359	631	1,409	106	359	631	1,409

AllianzGI Retirement 2040 Fund – Proposed

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.42%	1.47%	(0.52)%	0.95%
Class C	0.50	1.00	0.30	0.42	2.22	(0.52)	1.70
Class R	0.50	0.50	0.30	0.42	1.72	(0.42)	1.30
Class R6	0.50	None	0.05	0.42	0.97	(0.42)	0.55
Class P	0.50	None	0.15	0.42	1.07	(0.42)	0.65
Administrative	0.50	0.25	0.15	0.42	1.32	(0.42)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$941	$1,262	$2,169	$642	$941	$1,262	$2,169
Class C	273	644	1,142	2,514	173	644	1,142	2,514
Class R	132	501	894	1,995	132	501	894	1,995
Class R6	56	267	495	1,151	56	267	495	1,151
Class P	66	299	549	1,268	66	299	549	1,268
Administrative	92	377	683	1,554	92	377	683	1,554

AllianzGI Retirement 2045 Fund – Current

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.74%	1.34%	(0.24)%	1.10%
Class R	0.05	0.50	0.30	0.74	1.59	(0.14)	1.45
Class R6	0.05	None	0.05	0.74	0.84	(0.14)	0.70
Class P	0.05	None	0.15	0.74	0.94	(0.14)	0.80
Administrative	0.05	0.25	0.15	0.74	1.19	(0.14)	1.05

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A shares, 1.45% for Class R shares, 0.70% for Class R6 shares, 0.80% for Class P shares and 1.05% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$656	$929	$1,222	$2,054	$656	$929	$1,222	$2,054
Class R	148	488	852	1,877	148	488	852	1,877
Class R6	72	254	452	1,024	72	254	452	1,024
Class P	82	286	506	1,142	82	286	506	1,142
Administrative	107	364	641	1,431	107	364	641	1,431

AllianzGI Retirement 2045 Fund – Proposed

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.42%	1.47%	(0.52)%	0.95%
Class R	0.50	0.50	0.30	0.42	1.72	(0.42)	1.30
Class R6	0.50	None	0.05	0.42	0.97	(0.42)	0.55
Class P	0.50	None	0.15	0.42	1.07	(0.42)	0.65
Administrative	0.50	0.25	0.15	0.42	1.32	(0.42)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$941	$1,262	$2,169	$642	$941	$1,262	$2,169
Class R	132	501	894	1,995	132	501	894	1,995
Class R6	56	267	495	1,151	56	267	495	1,151
Class P	66	299	549	1,268	66	299	549	1,268
Administrative	92	377	683	1,554	92	377	683	1,554

AllianzGI Retirement 2050 Fund – Current

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.77%	1.37%	(0.27)%	1.10%
Class C	0.05	1.00	0.30	0.77	2.12	(0.27)	1.85
Class R	0.05	0.50	0.30	0.77	1.62	(0.17)	1.45
Class R6	0.05	None	0.05	0.77	0.87	(0.17)	0.70
Class P	0.05	None	0.15	0.77	0.97	(0.17)	0.80
Administrative	0.05	0.25	0.15	0.77	1.22	(0.17)	1.05

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A shares, 1.85% for Class C shares, 1.45% for Class R shares, 0.70% for Class R6 shares, 0.80% for Class P shares and 1.05% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$656	$935	$1,234	$2,084	$656	$935	$1,234	$2,084
Class C	288	638	1,114	2,430	188	638	1,114	2,430
Class R	148	495	865	1,908	148	495	865	1,908
Class R6	72	261	466	1,057	72	261	466	1,057
Class P	82	292	520	1,174	82	292	520	1,174
Administrative	107	370	654	1,462	107	370	654	1,462

AllianzGI Retirement 2050 Fund – Proposed

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.42%	1.47%	(0.52)%	0.95%
Class C	0.50	1.00	0.30	0.42	2.22	(0.52)	1.70
Class R	0.50	0.50	0.30	0.42	1.72	(0.42)	1.30
Class R6	0.50	None	0.05	0.42	0.97	(0.42)	0.55
Class P	0.50	None	0.15	0.42	1.07	(0.42)	0.65
Administrative	0.50	0.25	0.15	0.42	1.32	(0.42)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$941	$1,262	$2,169	$642	$941	$1,262	$2,169
Class C	273	644	1,142	2,514	173	644	1,142	2,514
Class R	132	501	894	1,995	132	501	894	1,995
Class R6	56	267	495	1,151	56	267	495	1,151
Class P	66	299	549	1,268	66	299	549	1,268
Administrative	92	377	683	1,554	92	377	683	1,554

AllianzGI Retirement 2055 Fund – Current

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.76%	1.36%	(0.26)%	1.10%
Class R	0.05	0.50	0.30	0.76	1.61	(0.16)	1.45
Class R6	0.05	None	0.05	0.76	0.86	(0.16)	0.70
Class P	0.05	None	0.15	0.76	0.96	(0.16)	0.80
Administrative	0.05	0.25	0.15	0.76	1.21	(0.16)	1.05

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A shares, 1.45% for Class R shares, 0.70% for Class R6 shares, 0.80% for Class P shares and 1.05% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$656	$933	$1,230	$2,074	$656	$933	$1,230	$2,074
Class R	148	492	861	1,898	148	492	861	1,898
Class R6	72	258	461	1,046	72	258	461	1,046
Class P	82	290	515	1,163	82	290	515	1,163
Administrative	107	368	650	1,452	107	368	650	1,452

AllianzGI Retirement 2055 Fund – Proposed

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.42%	1.47%	(0.52)%	0.95%
Class R	0.50	0.50	0.30	0.42	1.72	(0.42)	1.30
Class R6	0.50	None	0.05	0.42	0.97	(0.42)	0.55
Class P	0.50	None	0.15	0.42	1.07	(0.42)	0.65
Administrative	0.50	0.25	0.15	0.42	1.32	(0.42)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$941	$1,262	$2,169	$642	$941	$1,262	$2,169
Class R	132	501	894	1,995	132	501	894	1,995
Class R6	56	267	495	1,151	56	267	495	1,151
Class P	66	299	549	1,268	66	299	549	1,268
Administrative	92	377	683	1,554	92	377	683	1,554

AllianzGI Retirement Income Fund – Current

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.05%	0.25%	0.30%	0.53%	1.13%	(0.18)%	0.95%
Class C	0.05	1.00	0.30	0.53	1.88	(0.18)	1.70
Class R	0.05	0.50	0.30	0.53	1.38	(0.08)	1.30
Class R6	0.05	None	0.05	0.53	0.63	(0.08)	0.55
Class P	0.05	None	0.15	0.53	0.73	(0.08)	0.65
Administrative	0.05	0.25	0.15	0.53	0.98	(0.08)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2017, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$872	$1,122	$1,834	$642	$872	$1,122	$1,834
Class C	273	573	999	2,186	173	573	999	2,186
Class R	132	429	748	1,650	132	429	748	1,650
Class R6	56	194	343	779	56	194	343	779
Class P	66	225	398	899	66	225	398	899
Administrative	92	304	534	1,194	92	304	534	1,194

AllianzGI Retirement Income Fund – Proposed

Share Class	Advisory Fees	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(1)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.50%	0.25%	0.30%	0.50%	1.55%	(0.60)%	0.95%
Class C	0.50	1.00	0.30	0.50	2.30	(0.60)	1.70
Class R	0.50	0.50	0.30	0.50	1.80	(0.50)	1.30
Class R6	0.50	None	0.05	0.50	1.05%	(0.50)	0.55
Class P	0.50	None	0.15	0.50	1.15	(0.50)	0.65
Administrative	0.50	0.25	0.15	0.50	1.40	(0.50)	0.90

(1)

Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC pursuant to an Administration Agreement between Allianz Global Fund Management and the Trust.

(2)

The Manager has contractually agreed, until January 31, 2020, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares and 0.90% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples. The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$642	$957	$1,295	$2,246	$642	$957	$1,295	$2,246
Class C	273	661	1,176	2,589	173	661	1,176	2,589
Class R	132	518	928	2,075	132	518	928	2,075
Class R6	56	284	531	1,237	56	284	531	1,237
Class P	66	316	585	1,353	66	316	585	1,353
Administrative	92	394	718	1,636	92	394	718	1,636

Proposed Changes to Each Fund’s Principal Investment Strategies

In connection with and subject to Shareholder approval of the Proposal, the Board has approved AGIFM’s proposal to transition the Funds away from their current investment strategy to a more active asset allocation investment strategy. As compared to the Target Funds’ existing strategies, the more active investment strategy utilizes a broader range of investments, is more systematic (i.e., it places additional emphasis on quantitative inputs and is less reliant on fundamental inputs) and applies a more tactical approach, but may also involve the possibility of additional or increased risks for Shareholders inherent in active management strategies and increased use of equity securities and derivative instruments, as discussed in greater detail in Appendix E.

While Shareholders are not being asked to approve the changes to the Funds’ investment strategies described in Appendix E, these changes will be made in conjunction with the implementation of the Proposal, if the Proposal is approved by each Fund’s Shareholders. If the Proposal is not approved by each Fund’s Shareholders, the changes to the Funds’ investment strategies described below and in Appendix E will not be implemented for any Fund.

Target Date Funds. Under the more active investment strategy, each Target Date Fund will pursue its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). Additionally, each Target Date Fund may gain up to 20% exposure to “opportunistic” asset classes (the “Opportunistic Component”) that offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components. The Funds will gain exposure to each of the asset classes referenced above primarily by utilizing individual securities and derivatives to a substantial extent (as opposed to gaining exposure primarily through investments in affiliated and unaffiliated funds (“underlying funds”), as is the case currently), as well as by investing in underlying funds. Each Target Date Fund has established strategic Equity and Fixed Income Component guidelines that change over time in relation to its target retirement date and according to a predetermined “glidepath.” The proposed change to each Target Date Fund’s principal investment strategies will result in a change to each Target Date Fund’s benchmark and glidepath.

Retirement Income Fund. Under the more active investment strategy, Retirement Income Fund’s strategic exposure to global equity asset classes (including REITs) (the “Equity Component”) will be 25% and the strategic exposure to global fixed income asset classes (the “Fixed Income Component”) will be 75%. Unlike the Target Date Funds, the strategic allocations will be stable and the global fixed income exposure will include a wider opportunity set, including non-U.S. investment grade debt, high yield from U.S. and other developed markets and emerging market debt of any quality. Retirement Income Fund will also be permitted to have up to a 10% allocation to other income-generating instruments on an opportunistic basis (the “Opportunistic Component”), including master limited partnerships (MLPs) and preferred securities, as well as other opportunistic investments (e.g., commodities), to seek to improve the Fund’s diversification profile. Retirement Income Fund will gain exposure to each of the asset classes referenced above primarily by utilizing individual securities and derivatives to a substantial extent (as opposed to gaining exposure primarily through investments in underlying funds, as is the case currently), as well as by investing in underlying funds. The proposed change to Retirement Income Fund’s principal investment strategies will also result in a change to its benchmark.

Please see Appendix E for more information regarding the proposed changes to each Fund’s principal investment strategies in connection with and subject to Shareholder approval of the Proposal.

Description of the Current Investment Management Agreement

AGIFM currently serves as the investment manager for each Fund pursuant to the amended and restated investment management agreement between the Trust, on behalf of each Fund, and AGIFM (the “Current IMA”), dated September 1, 2011. The Board, including a majority of the Trustees who are not “Interested Persons” of the Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”), (the “Independent Trustees”), most recently approved the continuation of the Current IMA with respect to each Fund on March 22, 2016. The Current IMA was last submitted to the sole initial Shareholders of each Fund for approval on September 1, 2011 for the AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2050 Fund and AllianzGI Retirement Income Fund, and on December 19, 2011 for the AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2045 Fund and AllianzGI Retirement 2055 Fund in connection with each such Fund’s organization.

Services. AGIFM, subject to the supervision of the Board of Trustees, is either directly or through others selected by it, responsible for furnishing continuously an investment program for the Funds, making investment decisions on behalf of each Fund, and placing all orders for the purchase and sale of portfolio securities or other investments of each Fund. AGIFM also provides administrative services to the Funds pursuant to a separate Administration Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to Funds’ shareholders and regulatory filings.

Compensation. Currently, each Fund pays an annual advisory fee at the annual rate of 0.05% of each Fund’s average daily net assets to AGIFM for managing, either directly or through others selected by it, the investment activities of the Fund.

Term/Termination/Amendment. The Current IMA took full force and effect with respect to each Fund for an initial two-year period, and has been subject thereafter to annual approval in accordance with the 1940 Act (i.e., approval by the Board or a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Independent Trustees).

Either AGIFM or the Trust may at any time terminate the Current IMA as to any Fund by not less than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or if (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of a Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Fund or of AGIFM or any other investment adviser to such Fund, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of the Current IMA with respect to such Fund, then the Current IMA shall automatically terminate with respect to such Fund at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of the Current IMA is submitted to the shareholders of such Fund for their approval and such shareholders fail to approve such continuance of the Current IMA, AGIFM may continue to serve in a manner consistent with the 1940 Act. Action by the Trust as described above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of a Fund.

Liability. The Current IMA provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of AGIFM, or reckless disregard of its obligations and duties hereunder, AGIFM, including its officers, directors, members and partners, shall not be subject to any liability to the Trust, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Current IMA.

Description of the Current Sub-Advisory Agreement

Pursuant to an Amended and Restated Sub-Advisory Agreement dated July 1, 2013 (the “Current Sub-Advisory Agreement”) between the Manager and AllianzGI U.S., AllianzGI U.S. provides investment advisory services to the Funds. Pursuant to the terms of the Current Sub-Advisory Agreement, AllianzGI U.S. is responsible for managing, either directly or through others selected by it, the investment of the assets of the Funds, subject to the general oversight and supervision of AGIFM and the Board.

Services. AllianzGI U.S., subject to the supervision of AGIFM and the Board, is either directly or through others selected by it, responsible for furnishing continuously an investment program for the Funds, making investment decisions on behalf of each Fund, and placing all orders for the purchase and sale of portfolio securities or other investments of each Fund.

Compensation. For the services provided to the Funds, AGIFM (not the Trust) pays AllianzGI U.S. a monthly fee for each Fund at an annual rate of 0.05% (based on the average daily net assets of the particular Fund).

Term/Termination/Amendment. The Current Sub-Advisory Agreement took full force and effect with respect to each Fund for an initial two-year period, and has been subject thereafter to annual approval in accordance with the 1940 Act (i.e., approval by the Board or a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person by a majority of the Independent Trustees). The Current Sub-Advisory Agreement can also be terminated without penalty at any time: (i) by a Fund (either by vote of a majority of the Trustees or by the affirmative vote of a majority of the outstanding shares of the Fund) by written notice to AGIFM and AllianzGI U.S., (ii) by AGIFM by not less than 60 days’ written notice to AllianzGI U.S. and (iii) by AllianzGI U.S. by not less than 60 days’ notice to AGIFM.

Liability. The Current Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of AllianzGI U.S., or reckless disregard of its obligations and duties hereunder, AllianzGI U.S., including its officers, directors, members and partners, shall not be subject to any liability to the Trust, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services under the Current Sub-Advisory Agreement.

Description of the Proposed Investment Management Agreement

At a telephonic meeting held on February 18, 2016 and at an in-person meeting held on March 22, 2016, the Board, including the Independent Trustees, unanimously approved, subject to the approval of the Shareholders of each Fund, the Proposed Investment Management Agreement between the Trust, on behalf of the Funds, and AGIFM, a form of which is attached to this Proxy Statement as Appendix A. The substantive terms of the Proposed Investment Management Agreement, with the exception of the fees paid by the Funds, are identical to those of the Current Investment Management Agreement.

Services. Pursuant to the Proposed Investment Management Agreement, AGIFM will provide identical services as are provided under the Current IMA.

Compensation. Under the Proposed Investment Management Agreement, AGIFM will receive an investment advisory fee at the annual rate of 0.50% of each Fund’s average daily net assets.

The aggregate amount of the advisory fee paid by the Funds to AGIFM during the last fiscal year was $171,242. If the proposed fee rate of 0.50% had been in effect during the last year, AGIFM would have received $1,712,421 in advisory fees from the Funds. This represents an increase of 900% as compared to the amount of advisory fees actually received by AGIFM during the last year. This increase does not take into account the expense waivers/reimbursements that AGIFM will observe in connection with the proposed fee restructuring.

Effective Date. If the Proposed Investment Management Agreement is approved by Shareholders of each Fund, the Proposed Investment Management Agreement will become effective on or about June 30, 2016.

Term/Termination/Amendment. The Proposed Investment Management Agreement, if approved by Shareholders, will remain in full force and effect as to each Fund, unless sooner terminated by such Fund, for an initial two-year period and shall continue thereafter on an annual basis with respect to such Fund provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s Independent Trustees. It may also be terminated with respect to a Fund on identical terms as the Current IMA.

Liability. The Proposed Investment Management Agreement contains identical terms and conditions with respect to liability as the Current IMA.

Description of the Proposed Sub-Advisory Agreement

At a telephonic meeting held on February 18, 2016 and at an in-person meeting held on March 22, 2016, the Board, including the Independent Trustees, unanimously approved, subject to the approval of the Shareholders of each Fund, the Proposed Sub-Advisory Agreement between AGIFM and AllianzGI U.S., a form of which is attached to this Proxy Statement as Appendix B. The substantive terms of the Proposed Sub-Advisory Agreement, with the exception of the fees paid by AGIFM to AllianzGI U.S., are identical to those of the Current Sub-Advisory Agreement.

Services. Pursuant to the Proposed Sub-Advisory Agreement, AllianzGI U.S. will provide identical services as are provided under the Current Sub-Advisory Agreement.

Compensation. Under the Proposed Sub-Advisory Agreement, AGIFM will pay AllianzGI U.S. a sub-advisory fee at the annual rate of 0.40% of each Fund’s average daily net assets.

The aggregate amount of the sub-advisory fees paid by AGIFM to AllianzGI U.S. with respect to the Funds during the last year was $204,816. If the proposed fee rate of 0.40% had been in effect during the last year, AllianzU.S. would have received $1,635,253 in sub-advisory fees from AGIFM with respect to the Funds. This represents an increase of 698% as compared to the amount of sub-advisory fees actually received by AllianzGI U.S. from AGIFM with respect to the Funds during the last year.

Effective Date. If the Proposed Sub-Advisory Agreement is approved by Shareholders of each Fund, the Proposed Sub-Advisory Agreement will become effective on or about June 30, 2016.

Term/Termination/Amendment. The Proposed Sub-Advisory Agreement, if approved by Shareholders, will remain in full force and effect as to each Fund, unless sooner terminated by such Fund, for an initial two-year period and shall continue thereafter on an annual basis with respect to such Fund provided that such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees; and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s Independent Trustees. It may also be terminated with respect to a Fund on identical terms as the Current Sub-Advisory Agreement.

Liability. The Proposed Sub-Advisory Agreement contains identical terms and conditions with respect to liability as the Current Sub-Advisory Agreement.

Description of the Administration Agreement

Pursuant to the terms of an Amended and Restated Administration Agreement between the Trust and AGIFM dated December 13, 2013, Class A, Class C, Class R, Class P, Class R6 and Administrative Class shareholders of each Fund pay an administrative fee to AGIFM, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to those classes of shares. AGIFM, in turn, provides or procures administrative services for Class A, Class C, Class R, Class P, Class R6 and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as fees and expenses of the Trust’s disinterested Trustees and their counsel. The Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class A, Class C, Class R, Class P, Class R6 and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

AGIFM received the following compensation from each Fund during the fiscal year ended September 30, 2015 under the Administration Agreement.

Fund	Amount
Retirement 2015 Fund	$47,900
Retirement 2020 Fund	119,018
Retirement 2025 Fund	119,115
Retirement 2030 Fund	109,645
Retirement 2035 Fund	91,491
Retirement 2040 Fund	68,789
Retirement 2045 Fund	43,125
Retirement 2050 Fund	28,385
Retirement 2055 Fund	7,806
Retirement Income Fund	39,827

Description of the Distribution Contract

Allianz Global Investors Distributors LLC (“AGID”) currently serves as the principal underwriter and distributor to each Fund pursuant to a Distribution Contract between the Trust and AGID and will continue to do so if the Proposed IMAs are approved. AGID, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”) and a member of the Financial Industry Regulatory Authority (“FINRA”). AGID received the following compensation from each Fund pursuant to Rule 12b-1 and other plans with respect to applicable share classes during the fiscal year ended September 30, 2015:

Fund	12b-1 Fee Amount
Retirement 2015 Fund	$33,605
Retirement 2020 Fund	82,274
Retirement 2025 Fund	72,846
Retirement 2030 Fund	69,075
Retirement 2035 Fund	52,407
Retirement 2040 Fund	42,481
Retirement 2045 Fund	25,170
Retirement 2050 Fund	16,246
Retirement 2055 Fund	3,918
Retirement Income Fund	47,240

Trustees’ Considerations Related to the Proposed IMAs

The 1940 Act, as amended requires that both the full Board of Trustees and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, initially approve the Proposed IMAs.

At a special telephonic meeting held on February 18, 2016 and at an in-person meeting held on March 22, 2016, the Board, including the Independent Trustees, considered and unanimously approved, the Trust’s Proposed IMAs for the Funds.

The material factors and conclusions that formed the basis of these approvals are discussed below.

The Independent Trustees were assisted in their evaluation of the Proposed IMAs and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meetings.

In connection with their deliberations regarding the Proposed IMAs, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed with respect to each Fund by the Investment Manager and the Sub-Adviser under the Proposed IMAs in connection with the Funds’ repositioning to a more active investment strategy.

In connection with their deliberations, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information compiled from Morningstar Direct (“Morningstar”), an independent third party, on the management fees, other anticipated expenses and performance information for the Funds as compared to a peer group comprised of nine target date peers; (ii) investment performance for various time periods, including annualized return performance information for certain time periods, of other mutual funds and accounts managed by the Multi-Asset team using the more active investment strategy, (iii) descriptions of various functions to be performed by the Investment Manager and the Sub-Adviser for each Fund, such as portfolio management, compliance monitoring and portfolio trading practices, (iv) the estimated profitability of the Investment Manager from its relationship with the Funds for the twelve months ended December 31, 2015 and following the implementation of the Proposed IMAs, and (v) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services to each Fund.

The Trustees’ conclusions as to the approval of the Proposed IMAs were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in their deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees took into account that the substantive terms of the Proposed IMAs are identical to those of the Current IMAs and that the only change is to the fee schedule, as described in the revised Schedule A of each Proposed IMA. The Trustees’ evaluation also took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of each Fund and other funds in the complex with respect to services provided to the Funds by the Investment Manager and the Sub-Adviser. The Trustees placed emphasis on the fact that, although the Funds’ management fees will increase significantly under the Proposed IMAs in connection with the Funds’ new, more active management style, the Investment Manager had proposed to observe certain management fee waivers and/or expense limitations for each Fund through January 2020 such that following the changes in the Funds’ fees and investment strategy, the net total expense ratio will remain at the same or a lower level (relative to the 2015 fiscal year end figures) for over three years. The Trustees also considered that there is no assurance that the management fee waivers and/or expense reimbursements would continue after January 2020 and that the net total expense ratio of each Fund could increase thereafter if the management fee waivers and/or expense reimbursements were not renewed. The Trustees also considered the risk profile of each Fund in the new more active investment strategy (as discussed in greater detail in Appendix E), including the movement to a less conservative benchmark, the increased risks associated with more active management, and the increased use of derivatives by the Funds under the new investment strategy.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide investment management and other services of sufficient quality to each Fund. Among other information, they considered the investment philosophy and research and decision-making processes of AllianzGI U.S.; the experience of key advisory personnel of AllianzGI U.S. or its affiliates responsible for portfolio management of each Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of each Fund; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to each Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to continue to provide services of comparable quality to each Fund in the future under the Proposed IMAs, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that AllianzGI U.S.’s investment processes, research capabilities and philosophy were sufficiently well suited to each Fund, given each Fund’s respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Proposed IMAs.

In assessing the reasonableness of each Fund’s fees and expenses under the Proposed IMAs, the Trustees considered, among other information, each Fund’s proposed increased management fee and its expected net expense ratio as a percentage of anticipated average daily net assets, taking into account the management fee waiver and/or expense limitation arrangements that the Investment Manager would observe, and the advisory fees and net expense ratios of peer groups of funds based on information provided by Morningstar. The Trustees also considered the potential benefits to the marketability of the Funds of the proposed flat pricing schedule across vintages. In addition, the Trustees also considered, among other items: (i) the proposed increased Sub-Advisory fees; (ii) the allocation of the management fee between the Investment Manager and AllianzGI U.S., and the services provided by the Investment Manager, on the one hand, and AllianzGI U.S., on the other hand; and (iii) that the Investment Manager (and not the Funds) pays the Sub-Advisory fees.

The Trustees considered how the net expense ratio of each Fund was expected to compare to its Morningstar peers, and considered comparisons of each Fund’s proposed management fee with the advisory fees of the peer funds. The Trustees noted that the proposed management fee was among the highest of the peer funds. The Trustees observed, however, that a comparison of each Fund’s proposed management fee to the advisory fee of peer funds is complicated by the fact that the Funds are moving from a traditional fund-of-funds structure to a more actively managed approach (as described in greater detail in Appendix E), while peer funds generally operate in a traditional fund-of-funds structure with fewer direct investments in securities and other instruments as compared to the Funds’ new investment approach. The Trustees therefore placed significant emphasis on the estimated net expense ratio of each Fund, taking into account the management fee waivers and/or expense reimbursements that the Investment Manager will observe in connection with the Proposed IMAs, compared to the net expense ratios of the Morningstar peer funds. The Trustees recognized that the fees for investment advisory, administrative services and fund operating expenses would be subsumed within the net expense ratio of all funds, and that the net expense ratio of each Fund is expected to either decrease or remain at current levels until January 2020 as a result of the expense limitations that will go into effect with the Proposed IMAs. The Trustees also considered the “unitary” administrative fee structure applicable to the Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency, and printing services) are paid for by the Investment Manager out of the administrative fee.

The Trustees also considered, with respect to each Fund, the management fees charged by the Investment Manager, AllianzGI U.S. or an affiliate to other accounts managed by the same investment team and with similar investment policies as the Funds. The Investment Manager and Sub-Adviser provided to the Trustees performance and fee and expense information for other accounts (including mutual funds and collective investment trusts) managed by AllianzGI U.S., some of which have objectives and investment strategies similar to those of the Funds. The Investment Manager does not advise or sub-advise any funds with objectives similar to those of the Funds.

The Trustees also considered the estimated profitability to the Investment Manager from its relationship with each Fund and noted that profitability was expected to continue to be negative for each Fund during the initial 42 months of operation in the more active investment strategy during which the Funds’ expense limitations would be in place.

The Trustees considered the extent to which the Investment Manager and the Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting each Fund. The Trustees also took into account that, as an open-end investment company, each Fund intends to raise additional assets, so as the assets of each Fund increase over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs over a larger asset base or across a variety of products and services, though they noted that the “unitary” administrative fee structure may place some limitations on the sharing of these efficiencies with the Funds. In this regard, they also took into account the management fee waiver and/or expense limitation arrangements proposed to be observed by the Investment Manager for each Fund.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser and their affiliates, such as reputational value derived from serving as investment manager and sub-adviser to each Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Proposed IMAs, that the proposed fees payable under each of the Proposed IMAs represent reasonable compensation in light of the nature, extent and quality of the services to be provided by the Investment Manager or the Sub-Adviser, as the case may be, and should be continued. Based on their evaluation of factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Proposed IMAs was in the interests of each Fund and its shareholders and should be approved.

Information about AGIFM

AGIFM is located at 1633 Broadway, New York, New York 10019. Organized in 2000, AGIFM provides investment management and advisory services to a number of closed-end and open-end investment company clients. As of December 31, 2015, AGIFM and its investment management affiliates had approximately $29.35 billion in assets under management.

AGIFM is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“AAMA”). AAMA, acting through an investment management division, was the former investment manager to the Trust. AAMA was organized as a limited partnership under Delaware law in 1987. AAMA’s sole general partner is Allianz Asset Management of America LLC. Allianz Asset Management of America LLC has three members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.8% non-managing interest, Allianz Asset Management Aktiengesellschaft, a German company that owns a 0.1% non-managing interest, and Allianz Asset Management of America Holdings Inc., a Delaware corporation that owns a 0.1% managing interest. Allianz of America is a wholly-owned indirect subsidiary of Allianz SE. Allianz Asset Management of America Holdings Inc. is a wholly-owned subsidiary of Allianz Asset Management Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in AAMA. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for AAMA, Allianz Asset Management of America LLC and Allianz Asset Management of America Holdings Inc. is 650 Newport Center Drive, Newport Beach, California 92660. The address for Allianz Asset Management Aktiengesellschaft is Seidlstrasse, 24-24a, D-80335, Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany.

The principal executive officers and directors of AGIFM are presented in Appendix C.

AGIFM currently serves as investment manager of the Funds and will continue to do so if the Proposal is approved.

Information about AllianzGI U.S.

AllianzGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 1633 Broadway, New York, New York 10019. As of December 31, 2015, AllianzGI U.S. managed approximately $82.27 billion in assets.

AllianzGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AllianzGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AllianzGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC) which may be sponsored or established by AllianzGI U.S., its affiliates or by unaffiliated third parties. AllianzGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties.

In addition to the advisory-related services noted above, AllianzGI U.S. also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC.

The principal executive officers and directors of AGIFM (which include the principal executives and officers of AllianzGI U.S.) are presented in Appendix C.

AllianzGI U.S. currently serves as sub-adviser to the Funds and will continue to do if the Proposal is approved.

Required Vote

Approval of each of the Proposed IMAs for each Fund requires the affirmative vote of a “majority of the outstanding voting securities” of such Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding Shares of the Fund or (ii) 67% or more of the Shares of the Fund present at the Special Meeting or represented by proxy, if more than 50% of the outstanding Shares of the Fund are present or represented by proxy. The approval and implementation of the Proposal for any Fund is contingent upon the approval of the Proposal by all Funds. If the Shareholders of one or more Funds do not approve either of the Proposed IMAs, neither of the Proposed IMAs will take effect with respect to any Fund, regardless of whether a Fund’s Shareholders approved the Proposed IMAs, and the Trustees will take such further action as they may deem to be in the best interests of the Shareholders of the Funds.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL FOR YOUR FUND.

III. TRUST INFORMATION

This section provides certain information about the Trust, including information about its current and proposed investment manager, principal underwriter and distributor and executive officers and trustees who are “interested persons” of the Trust, as defined in the 1940 Act (“Interested Trustees”), as well as the identity of persons holding more than 5% of the outstanding Shares of any Fund.

The Trust is an open-end management investment company (“mutual fund”) organized in 2008 as a business trust under the laws of The Commonwealth of Massachusetts. The Trust currently consists of forty separate investment series. The address of the Trust is 1633 Broadway, New York, New York 10019.

Securities Ownership

As of February 29, 2016, to the best knowledge of the Trust, the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except that with respect to the Retirement Income Fund, Trustees and Officers of the Trust owned 1.43% of Class A shares.

As of February 29, 2016 to the best knowledge of the Trust, each of the Trustees and named executive officers owned less than 1% of the outstanding shares of each class of each Fund, except that with respect to the Retirement Income Fund, Trustees and Officers of the Trust owned 1.43% of Class A shares.

Investment Manager

AGIFM, with principal offices at 1633 Broadway, New York, New York 10019, serves as the investment manager (responsible for advisory and administrative functions) for the Funds.

Sub-Adviser

AllianzGI U.S., with principal offices at 1633 Broadway, New York, New York 10019, serves as the sub-adviser for the Funds.

Principal Underwriter

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of the Funds pursuant to a distribution contract with the Trust. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the Securities and Exchange Commission (the “SEC”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

Current Executive and Other Officers of the Trust

The table below provides certain information concerning the executive officers of the Trust and certain other officers who perform similar duties. Officers of the Trust who are principals, officers, members or employees of AGIFM or its affiliates are not compensated by the Trust.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Lawrence G. Altadonna 1633 Broadway, 43rd Floor New York, NY 10019 1966	Treasurer, Principal Financial and Accounting Officer	1/2011 to present	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo 1633 Broadway, 43rd Floor New York, NY 10019 1968	Vice President, Secretary and Chief Legal Officer	3/2008 to present	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 65 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 1633 Broadway, 43rd Floor New York, NY 10019 1975	Chief Compliance Officer	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 65 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran 1633 Broadway, 43rd Floor New York, NY 10019 1961	Assistant Treasurer	5/2008 to present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 65 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1633 Broadway, 43rd Floor New York, NY 10019 1974	Assistant Treasurer	1/2011 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex.

Scott Whisten 1633 Broadway, 43rd Floor New York, NY 10019 1971	Assistant Treasurer	3/2008 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 65 funds in the Fund Complex.

Angela Borreggine 1633 Broadway, 43rd Floor New York, NY 10019 1964	Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 65 funds in the fund complex.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Debra Rubano 1633 Broadway, 43rd Floor New York, NY 10019 1975	Assistant Secretary	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 65 funds in the fund complex.

Paul Koo(1) 555 Mission Street, Suite 1700 San Francisco, CA 94105 1964	Assistant Secretary	6/2013 to present	Director and, Deputy Head of US Compliance, Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of NFJ Investment Group LLC; Assistant Secretary of 57 funds in the Fund Complex. Formerly, Associate Chief Compliance Officer, Dodge & Cox (2010-2011).

Morley D. Campbell(2) 1633 Broadway New York, NY 10019 1981	Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 40 funds in the Fund Complex.

Thomas W. Oliver(2) 1633 Broadway New York, NY 10019 1971	Assistant Secretary	12/2012 to present	Portfolio Manager and Managing Director of NFJ Investment Group LLC. Assistant Secretary of 40 funds in the Fund Complex.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)

Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for AllianzGI NFJ Emerging Markets Value Fund.

*	Unless otherwise noted, the address of the Trust’s officers is Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Interested Trustee

The table below provides certain information concerning the Interested Trustee of the Trust. Trustees of the Trust who are principals, officers, members or employee of AGIFM or its affiliates are not compensated by the Trust.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Barbara R. Claussen 1956	Trustee	Since October 2015	Chief Administrative Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2013); Chief Administrative Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board, Interim Global Chief Operating Officer Liaison and Chief Risk Officer of Allianz Global Investors Capital LLC (2008-2011).	65	None.

Other Funds Managed by AGIFM

AGIFM does not advise or sub-advise any investment companies registered under the 1940 Act or business development companies, as defined under the 1940 Act, with objectives similar to those of a Fund.

Brokerage and Research Services

The Funds did not pay any commissions to an affiliated broker during the fiscal year ended September 30, 2015.

Outstanding Shares, Number of Shares Entitled to Vote and Significant Shareholders

Information about the number of outstanding Shares, the number of Shares entitled to vote and significant Shareholders of the Funds is set forth in Appendix D.

IV. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

Shareholders of record at the close of business on April 7, 2016 are entitled to notice of, and to vote at, the Special Meeting. With respect to a Fund, the presence in person or by proxy of 30% of a Fund’s Shares that are entitled to vote constitutes a quorum.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by timely, duly executed proxies will be voted as you instruct. If no instruction is made, shares will be voted in accordance with the recommendation of the Trustees in favor of the Proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. Abstentions and broker non-votes will have the effect of a vote against the Proposal.

Adjournments

In the event that a quorum is not present for purposes of acting on the Proposal for a Fund, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares of a Fund present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on the Proposal.

Solicitation of Proxies

The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of AGIFM, its affiliates and other representatives of the Funds. The Funds have retained

American Stock Transfer & Trust Company, LLC (“AST Fund Solutions”) to serve as tabulator of proxies and this cost as well as the legal, audit and other costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjourned session) for the Funds will be borne by AGIFM.

Methods of Voting

Electronic Voting: You may give your voting instructions via the Internet or by touch-tone telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or on the proxy card.

Telephone Voting: You may give your voting instructions over the telephone by following the instructions found on the Notice of Internet Availability of Proxy Materials or calling the phone number listed on your proxy card. When receiving your instructions by telephone, the representative may ask you for your full name and address to confirm that you have received the Notice of Internet Availability of Proxy Materials in the mail. If the information you provide matches the information provided to AST Solutions by the Trust, then a representative can record your instructions over the phone.

As the Meeting date approaches, you may receive a call from a representative of the Trust, AGIFM or its affiliates if the Trust has not yet received your vote.

Voting by Mail: If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can request a copy of a full set of Proxy Materials which includes a proxy card and then complete, sign and mail the proxy card received with the Proxy Statement by following the instructions on the proxy card, or you can attend the Meeting in person.

Shareholder Proposals for the Trust’s Next Annual Meeting

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders. Except as described below, it is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals should be submitted to the attention of the Board, c/o Chief Legal Officer, 1633 Broadway, New York, New York 10019.

Other Matters

As of the date of this Proxy Statement, the Trust’s officers and AGIFM know of no business to come before the Special Meeting other than as set forth in the Notice. If any other business is properly brought before the Special Meeting, the persons named as proxies will vote in their sole discretion.

Only one copy of the Notice of Internet Availability of Proxy Materials may be mailed to a household, even if more than one person in a household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the shareholders. If you need additional copies of the Notice of Internet Availability of Proxy Materials and you are a holder of record of your shares, please call (877) 361-7967. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of the Notice of Internet Availability of Proxy Materials. Additional copies of the Notice of Internet Availability of Proxy Materials will be delivered promptly upon request. If in the future you do not want the mailing of notices of internet availability of proxy materials, proxy statements and information statements to be combined with those of other members of your household, or if you have received multiple copies of the Notice of Internet Availability of Proxy Materials and want future mailings to be combined with those of other members of your household, please contact AGIFM in writing at Allianz Global Investors Fund Management LLC, C/O BFDS, P.O. Box 8050, Boston, Massachusetts 02940, or by telephone at (800) 988-8380 for Class A, Class C and Class R shares and (800) 498-5413 for Class R6, Class P and Administrative Class shares, or contact your financial service firm.

The proxy materials sent to each Shareholder will include that Shareholder’s unique control number needed to vote his, her or its Shares. If you need additional copies of this Proxy Statement, please call (877) 361-7967.

The enclosed proxies are solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the Trust, being held at 10:30 A.M., Eastern Time, on June 15, 2016, and at any adjournment(s) or postponement(s) thereof. The Special Meeting is being held at the offices of AGIFM, 1633 Broadway, between West 50th and West 51st Streets, 42nd Floor, New York, New York 10019.

This Proxy Statement is being mailed to Shareholders on or about April 28, 2016.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

April 19, 2016

INDEX OF APPENDICES

APPENDIX A	FORM OF PROPOSED INVESTMENT MANAGEMENT AGREEMENT

APPENDIX B	FORM OF PROPOSED SUB-ADVISORY AGREEMENT

APPENDIX C	PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF AGIFM (AND ALLIANZGI U.S.)

APPENDIX D	OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

APPENDIX E	PROPOSED CHANGES TO THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

APPENDIX A

FORM OF PROPOSED INVESTMENT MANAGEMENT AGREEMENT

AMENDED AND RESTATED

INVESTMENT MANAGEMENT AGREEMENT

Allianz Funds Multi-Strategy Trust

This Amended and Restated Investment Management Agreement, dated as of September 1, 2011, further amends and restates the Investment Management Agreement executed as of March 28, 2008, as subsequently amended and restated, by and between ALLIANZ FUNDS MULTI-STRATEGY TRUST, a Massachusetts business trust (the “Trust”), on behalf of each series of the Trust identified from time to time on Schedule A to this Agreement (each a “Fund” and together “Funds”), and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the “Manager”).

WITNESSETH:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY THE MANAGER TO THE TRUST.

(a) Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, at its expense, either directly or through others selected by it: (i) furnish continuously an investment program for the Funds and will make investment decisions on behalf of each Fund and place all orders for the purchase and sale of portfolio securities or other investments and (ii) except for those Funds listed on Schedule A as “Unitary Fee Funds” (for which such services are provided by the Manager, along with other services, under a separate administration agreement), furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value and shareholder accounting services) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager (unless such salaries, fees and expenses of such officers and Trustees are paid by another affiliate of the Manager other than the Fund). In the performance of its duties, the Manager will comply with the provisions of the Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”) and By-laws of the Trust, each as amended from time to time, and each Fund’s stated investment objectives, policies and restrictions.

(b) In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for each Fund, the Manager shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for a Fund the most favorable price and execution available, the Manager, bearing in mind such Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to such Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Trust hereby agrees with the Manager and with any Sub-Adviser selected by the Manager as provided in Section 1(c) hereof that any entity or person associated with the Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of each Fund that is permitted by Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time (the “1934 Act”).

(c) Subject to the provisions of the Trust’s Amended and Restated Agreement and Declaration of Trust and the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the “1940 Act”), the Manager, at its expense, may select and contract with one or more investment advisers (the “Sub-Advisers”) for one or more of the Funds. The Manager shall retain any Sub-Adviser pursuant to a sub-advisory agreement the terms and conditions of which are acceptable to the Trust on behalf of the applicable Fund. If the Manager retains a Sub-Adviser hereunder, then unless otherwise provided in the applicable sub-advisory agreement, the obligation of the Manager under this Agreement with respect to the applicable Fund shall be, subject in any event to the control of the Trustees of the Trust, to determine and review with the Sub-Adviser the investment policies of the applicable Fund, and the Sub-Adviser shall have the obligation of furnishing continuously an investment program and making investment decisions for that Fund (or with respect to a portion of the Fund’s assets managed by such Sub-Adviser), adhering to applicable investment objectives, policies and restrictions, and placing all orders for the purchase and sale of portfolio securities and other investments for that Fund (or with respect to a portion of the Fund’s assets managed by such Sub-Adviser), as applicable. The Manager (and not the applicable Fund) will compensate (either directly or indirectly) any Sub-Adviser for its services to such Fund. Subject to the provisions of the applicable sub-advisory agreement with the Sub-Adviser, the Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected.

The Trust and the Manager further agree that a Sub-Adviser may, in turn, retain one or more investment advisers to perform services that are contemplated by this Section 1(c) as being performed by the Sub-Adviser on behalf of a Fund, in each case pursuant to a sub-advisory or portfolio management agreement between the Sub-Adviser and each such investment adviser, the terms and conditions of which are acceptable to the Trust on behalf of a Fund and the Manager.

(d) The Manager shall not be obligated under this Agreement to pay any expenses of or for the Funds not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3 (for the avoidance of doubt, this shall not affect any obligation of the Manager to pay any expenses of or for a Fund pursuant to any separate agreement).

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Trust will pay to the Manager as compensation for the Manager’s services rendered, and (as applicable) for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee for each Fund, based on the applicable Fund’s average daily net assets, computed and paid monthly at the annual rates set forth on Schedule A attached hereto.

For purposes of this Section 3, “average daily net assets” means the average of all of the determinations of a Fund’s net asset value at the close of business on each business day during each month while this Agreement is in effect. Such fee shall be payable for each month within fifteen (15) business days after the end of such month. If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that the Manager has agreed to a fee waiver or an expense limitation or reimbursement arrangement with a Fund, subject to such terms and conditions as the Manager and such Fund may set forth in such agreement, the compensation due the Manager hereunder shall be reduced, and, if necessary, the Manager shall bear expenses with respect to such Fund, to the extent required by such fee waiver or expense limitation or reimbursement arrangement.

4.	ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate with respect to a Fund or Funds, without the payment of any penalty, in the event of its assignment with respect to such Fund(s); and this Agreement shall not be materially amended as to a Fund unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund (except if such shareholder approval is not required by the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the Securities and Exchange Commission and/or its Staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Fund or of the Manager or of any other investment adviser of the Fund.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to each Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Agreement as to any Fund by not less than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of a Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Fund or of the Manager or any other investment adviser to such Fund, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement with respect to such Fund, then this Agreement shall automatically terminate with respect to such Fund at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of such Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the particular Fund. Termination of this Agreement with respect to one Fund does not terminate this Agreement with respect to any other Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person,” “investment adviser” and “assignment” shall have their respective meanings defined in the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the Securities and Exchange Commission and/or its Staff; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, the rules and regulations thereunder and related interpretations of the Securities and Exchange Commission (the “SEC”) and/or its Staff; and the term “brokerage and research services” shall have the meaning given in the 1934 Act, the rules and regulations thereunder and related interpretations of the SEC and/or its Staff.

7.	NONLIABILITY OF MANAGER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager, including its officers, directors, members and partners, shall not be subject to any liability to the Trust, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8.	LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Trust’s Agreement and Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Trust.

9.	USE OF NAMES AND LOGOS.

It is expressly understood that the names “Allianz,” “AGIFM,” “Allianz Global Investors Fund Management LLC,” “AGI Europe,” “Allianz Global Investors Europe GmbH,” “AGIS,” “Allianz Global Investors Solutions,” “AGIC,” “Allianz Global Investors Capital LLC,” “EcoTrends,” “NFJ,” “NFJ Investment Group LLC,” “RCM,” “RCM Capital Management LLC,” or any derivation thereof, or any logo associated with those names, are the valuable property of the Manager and its affiliates, and that the Trust shall have the limited right to use such names (or derivations thereof or associated logos) only so long as the Manager shall consent and this Agreement shall remain in effect. Upon reasonable notice from the Manager to the Trust or upon termination of this Agreement, the Trust shall forthwith cease to use such names (or derivations thereof or associated logos) and shall promptly amend its Agreement and Declaration of Trust and other public documents to change its name accordingly. The covenants on the part of the Trust in this Section 9 shall be binding upon it, its Trustees, officers, stockholders, creditors and all other persons claiming under or through it, and shall survive the termination of this Agreement.

10.	EXERCISE OF VOTING AND OTHER RIGHTS.

Unless otherwise instructed by the Trustees of the Trust, the Manager shall have the responsibility to exercise or procure the exercise of any voting right attaching to investments of each Fund in accordance with proxy voting policies approved by the applicable Fund. Unless otherwise instructed by the Trustees of the Trust, the Manager shall have the responsibility to exercise or procure the exercise of any rights of the Trust with respect to any class action proceedings or other legal action concerning investments of the Funds.

11.	COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

[Signature page follows.]

IN WITNESS WHEREOF, ALLIANZ FUNDS MULTI-STRATEGY TRUST and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC have each caused this Investment Management Agreement to be signed in its behalf by its duly authorized representative, all as of the day and year first written above.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

By:	/s/ Brian S. Shlissel
Name:	Brian S. Shlissel
Title:	President

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:	/s/ Brian S. Shlissel
Name:	Brian S. Shlissel
Title:	Managing Director

Schedule A to

Investment Management Agreement

Revised as of June [    ], 2016

Fund	Annual Fee Rate (stated as a percentage of the Fund’s average daily net assets)	Effective Date
AllianzGI Retirement 2015 Fund*	0.50%	6/30/16
AllianzGI Retirement 2020 Fund*	0.50%	6/30/16
AllianzGI Retirement 2025 Fund*	0.50%	6/30/16
AllianzGI Retirement 2030 Fund*	0.50%	6/30/16
AllianzGI Retirement 2035 Fund*	0.50%	6/30/16
AllianzGI Retirement 2040 Fund*	0.50%	6/30/16
AllianzGI Retirement 2045 Fund*	0.50%	6/30/16
AllianzGI Retirement 2050 Fund*	0.50%	6/30/16
AllianzGI Retirement 2055 Fund*	0.50%	6/30/16
AllianzGI Retirement Income Fund*	0.50%	6/30/16

*	Unitary Fee Fund

IN WITNESS WHEREOF, ALLIANZ FUNDS MULTI-STRATEGY TRUST and ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC have each caused this Schedule A to the Investment Management Agreement to be signed in its behalf by its duly authorized representative, all as of the day and year first written above.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

By:
Name:
Title:	President and Chief Executive Officer

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name:
Title:	Member of Management Board

[Signature Page to Schedule A of Investment Management Agreement]

APPENDIX B

FORM OF PROPOSED SUB-ADVISORY AGREEMENT

AMENDED AND RESTATED SUB-ADVISORY AGREEMENT

Allianz Funds Multi-Strategy Trust

This Amended and Restated Sub-Advisory Agreement, dated July 1, 2013 (the “Agreement”), by and between ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC, a Delaware limited liability company (the “Manager”), and ALLIANZ GLOBAL INVESTORS U.S. LLC (formerly known as Allianz Global Investors Capital LLC), a Delaware limited liability company (the “Sub-Adviser”), amends and restates the Sub-Advisory Agreement dated July 8, 2008 (the “NACM Sub-Advisory Agreement”), by and between the Manager and Nicholas-Applegate Capital Management LLC, a Delaware limited liability company (“NACM”).

WHEREAS, the Manager, the Sub-Adviser, Allianz Funds Multi-Strategy Trust, a Massachusetts business trust (the “Trust”), on behalf of certain of its series previously sub-advised by NACM (the “NACM/AGIC Funds”), and NACM each entered into a Novation of Sub-Advisory Agreement dated August 25, 2010;

WHEREAS, each series of the Trust identified from time to time on Schedule A to this Agreement (each a “Fund” and together “Funds”), including the NACM/AGIC Funds, has retained the Adviser to render investment management and administrative services to the Fund pursuant to an Investment Management Agreement, dated March 28, 2008, as amended by the Amended and Restated Investment Management Agreement dated September 1, 2011, by and between the Manager and the Trust on behalf of such Funds;

WHEREAS, the Manager had, in turn, retained NACM to provide investment advisory services to the NACM/AGIC Funds pursuant to the NACM Sub-Advisory Agreement;

WHEREAS the Sub-Adviser was substituted for NACM under the NACM Sub-Advisory Agreement in a transaction that did not result in a change of actual control or management of the adviser or sub-adviser to the NACM/AGIC Funds in accordance with Rule 2a-6 under the 1940 Act, as amended from time to time, and the rules and regulations thereunder (the “1940 Act”), and was therefore not an “assignment” for purposes of Section 15(a)(4) of the 1940 Act;

WHEREAS, NACM was released from its obligations under the NACM Sub-Advisory Agreement, the Sub-Adviser accepted the novation thereof, and the Manager and the Trust, on behalf of the NACM/AGIC Funds, consented to such novation;

WHEREAS, as part of a series of corporate reorganizations completed on January 1, 2013 and April 1, 2013, Allianz Global Investors Solutions LLC (“AGIS”) and RCM Capital Management LLC (“RCM”), respectively, were merged into the Sub-Adviser by means of a statutory merger in accordance with Delaware law (the “Reorganizations”);

WHEREAS, upon completion of the Reorganizations, the Sub-Adviser succeeded to the advisory businesses of AGIS and RCM, including to the rights and obligations of AGIS under its previous sub-advisory agreement with the Manager dated December 17, 2008 and to the rights and obligations of RCM under its previous sub-advisory agreement with the Manager dated March 28, 2008 (collectively, the “AGIS/RCM Sub-Advisory Agreements”);

WHEREAS, the Sub-Advisor succeeded to the rights and obligations under the AGIS/RCM Sub-Advisory Agreements in a transaction that did not result in a change of actual control or management of an adviser or sub-adviser to the Funds in accordance with Rule 2a-6 under the 1940 Act, and was therefore not an “assignment” for purposes of Section 15(a)(4) of the 1940 Act; and

WHEREAS, given that the terms of the AGIS/RCM Sub-Advisory Agreements are substantially similar to the terms of the NACM Sub-Advisory Agreement, the Adviser and the Sub-Adviser wish to consolidate the AGIS/RCM Sub-Advisory Agreements and the NACM Sub-Advisory Agreement.

WITNESSETH:

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST.

(a) Subject always to the direction and oversight of the Trustees of the Trust and the Manager, the Sub-Adviser will, at its expense, either directly or through others selected by it, furnish continuously an investment program for each Fund identified from time to time on Schedule A to this Agreement and will make investment decisions on behalf of the Funds and place all orders for the purchase and sale of portfolio securities or other investments. In the performance of its duties, the Sub-Adviser (1) will comply with the provisions of the Trust’s Agreement and Declaration of Trust and Bylaws, including any amendments or restatements thereto (upon receipt of such amendments or restatements by the Sub-Adviser), and the investment objectives, policies and restrictions of each Fund as set forth in its current Prospectus(es) and Statement of Additional Information (copies of which will be supplied by the Manager to the Sub-Adviser upon filing with the Securities and

Exchange Commission (the “SEC”)), (2) will use its best efforts to safeguard and promote the welfare of each Fund and (3) will comply with other policies that the Trustees or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Sub-Adviser in writing. The Sub-Adviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of each Fund and to consult with each other and any other sub-adviser(s) to the Funds regarding the investment affairs of each Fund.

(b) The Sub-Adviser shall be responsible, either directly or through others selected by it, for daily monitoring of the investment activities and portfolio holdings of each Fund’s portfolio in connection with such Fund’s compliance with its investment objectives, policies and restrictions, as set forth in such Fund’s current Prospectus(es) and Statement of Additional Information. The Sub-Adviser shall also cooperate with and provide sufficient information to the Manager to assist the Manager in its monitoring of the investment activities and portfolio holdings of each Fund in connection with the Funds’ overall compliance with the 1940 Act, each Fund’s compliance with the investment objectives, policies and restrictions of such Fund as set forth in its current Prospectus(es) and Statement of Additional Information, and each Fund’s satisfaction of quarterly diversification requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder. Notwithstanding the investment discretion delegated to the Sub-Adviser in paragraph (a) of this Section, the Sub-Adviser shall act on any instructions of the Manager with respect to the investment activities of each Fund to ensure the Funds’ compliance with the foregoing.

(c) The Sub-Adviser, at its expense, either directly or through others selected by it, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds, including verification and oversight of the pricing of the portfolio securities and other instruments comprising each Fund’s portfolio (but excluding determination of net asset value and shareholder accounting services).

(d) In the selection of brokers or dealers and the placing of orders for the purchase and sale of portfolio investments for each Fund, the Sub-Adviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for each Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind such Fund’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Trust may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion. The Manager hereby agrees with the Sub-Adviser that any entity or person associated with the Sub-Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of each Fund that is permitted by Section 11(a) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, as amended from time to time (the “1934 Act”).

(e) The Sub-Adviser shall not be obligated to pay any expenses of or for the Funds or the Manager not expressly assumed by the Sub-Adviser pursuant to this Section 1.

OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, for the facilities furnished and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee for each Fund, based on the applicable Fund’s average daily net assets, computed and paid monthly, at the annual rates set forth on Schedule A attached hereto.

For purposes of this Section 3, “average daily net assets” means the average of all of the determinations of a Fund’s net asset value at the close of business on each business day during each month while this Agreement is in effect. Such fee shall be payable for each month within fifteen (15) business days after the end of such month. If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

In the event that the Sub-Adviser has agreed to a fee waiver arrangement with the Manager on behalf of a Fund, subject to such terms and conditions as the Sub-Adviser and the Manager may set forth in such agreement, the compensation due the Sub-Adviser with respect to such Fund hereunder shall be reduced to the extent required by such fee waiver arrangement.

ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

This Agreement shall automatically terminate with respect to a Fund or Funds, without the payment of any penalty, in the event of its assignment with respect to such Fund(s) or in the event that the Investment Management Agreement between the Manager and the Trust shall have terminated with respect to such Fund(s) for any reason; and this Agreement shall not be materially amended as to a Fund unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund (except if such shareholder approval is not required by the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the SEC and/or its Staff), and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Fund, the Manager, or the Sub-Adviser.

EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

This Agreement shall become effective upon its execution, and shall remain in full force and effect as to each Fund continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) The Trust may at any time terminate this Agreement as to any Fund by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Sub-Adviser, or

(b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of a Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Fund, the Manager, or the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement with respect to such Fund, then this Agreement shall automatically terminate with respect to such Fund at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of such Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the 1940 Act, or

(c) Either party hereto may at any time terminate this Agreement as to any Fund by not less than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the particular Fund. Termination of this Agreement with respect to one Fund does not terminate this Agreement with respect to any other Fund.

Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

CERTAIN INFORMATION.

The Sub-Adviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Sub-Adviser or a change in control of any parent of the Sub-Adviser within the meaning of the 1940 Act, or (d) there is a material adverse change in the business or financial position of the Sub-Adviser.

CERTAIN DEFINITIONS.

For the purposes of this Agreement, the “affirmative vote of a majority of the outstanding shares” of a Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the outstanding voting securities of such Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding voting securities of such Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person” and “assignment” shall have their respective meanings defined in the 1940 Act, giving effect to any interpretations of or exemptive relief granted by the SEC and/or its Staff; the term “specifically approve at least annually” shall be construed in a manner consistent with the 1940 Act, the rules and regulations thereunder and related interpretations of the SEC and/or its Staff; and the term “brokerage and research services” shall have the meaning given in the 1934 Act, the rules and regulations thereunder and related interpretations of the SEC and/or its Staff.

NONLIABILITY OF SUB-ADVISER.

Notwithstanding any other provisions of this Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser, including its officers, directors, members and partners, shall not be subject to any liability to the Manager, to the Trust, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

EXERCISE OF VOTING AND OTHER RIGHTS.

Unless otherwise instructed by the Trustees of the Trust or the Manager, the Sub-Adviser shall have the responsibility to exercise or procure the exercise of any voting right attaching to investments of each Fund in accordance with proxy voting policies approved by the applicable Fund. Unless otherwise determined by the Trustees of the Trust or the Manager and notified to the Sub-Adviser, the Manager shall have the responsibility to exercise or procure the exercise of any rights of the Trust with respect to any class action proceedings or other legal action concerning investments of the Funds.

COUNTERPARTS.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC and ALLIANZ GLOBAL INVESTORS U.S. LLC have each caused this instrument to be signed in its behalf by its duly authorized representative, all as of the day and year first written above.

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:	/s/ Brian S. Shlissel
Name:	Brian S. Shlissel
Title:	Chairman of Management Board

ALLIANZ GLOBAL INVESTORS U.S. LLC

By:	/s/ David Owen
Name:	David Owen
Title:	Director and Chief Legal Officer

Schedule A to

Sub-Advisory Agreement

Revised as of June [    ], 2016

Fund	Annual Fee Rate (stated as a percentage of the Fund’s average daily net assets)	Effective Date
AllianzGI Retirement 2015 Fund	0.40%	6/30/16
AllianzGI Retirement 2020 Fund	0.40%	6/30/16
AllianzGI Retirement 2025 Fund	0.40%	6/30/16
AllianzGI Retirement 2030 Fund	0.40%	6/30/16
AllianzGI Retirement 2035 Fund	0.40%	6/30/16
AllianzGI Retirement 2040 Fund	0.40%	6/30/16
AllianzGI Retirement 2045 Fund	0.40%	6/30/16
AllianzGI Retirement 2050 Fund	0.40%	6/30/16
AllianzGI Retirement 2055 Fund	0.40%	6/30/16
AllianzGI Retirement Income Fund	0.40%	6/30/16

For these purposes:

“Affiliated Funds” means any Covered Funds (defined below) for which the Manager or an affiliated person of the Manager serves or acts as an investment adviser.

“Unaffiliated Funds” means any Covered Funds other than Affiliated Funds.

“Other Investments” means any portion of the Fund’s average daily net assets not invested in Affiliated Funds or Unaffiliated Funds (including, without limitation, direct investments in securities other than shares of Covered Funds, net assets attributable to derivatives investments, and cash and cash equivalents).

“Covered Fund” means any “investment company” (as defined in the 1940 Act) or any entity that would be an “investment company” under the 1940 Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the 1940 Act.

[Signature page follows]

IN WITNESS WHEREOF, ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC and ALLIANZ GLOBAL INVESTORS U.S. LLC have each caused this Schedule A to Sub-Advisory Agreement to be signed in its behalf by its duly authorized representative, on this [    ] day of June, 2016.

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC

By:
Name:
Title:	Member of Management Board

ALLIANZ GLOBAL INVESTORS U.S. LLC

By:
Name:
Title:

APPENDIX C

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF AGIFM

John C. Carroll, Member of Management Board

Barbara R. Claussen, Member of Management Board

David B. Jobson, Member of Management Board

Erin Bengtson-Olivieri, Member of Management Board, Managing Director and Chief Financial Officer

Thomas J. Fuccillo, Managing Director and Chief Legal Officer

C-1

APPENDIX D

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

The following table sets forth the number of Shares issued and outstanding of each Fund at the close of business on April 7, 2016:

Fund Name	Shares Outstanding
ALLIANZGI RETIREMENT 2015 A	338,812.560
ALLIANZGI RETIREMENT 2015 ADMIN	46,390.086
ALLIANZGI RETIREMENT 2015 C	36,765.561
ALLIANZGI RETIREMENT 2015 P	535,058.476
ALLIANZGI RETIREMENT 2015 R	13,115.979
ALLIANZGI RETIREMENT 2015 R6	490,684.683
ALLIANZGI RETIREMENT 2020 A	1,012,758.047
ALLIANZGI RETIREMENT 2020 ADMIN	99,862.573
ALLIANZGI RETIREMENT 2020 C	18,220.519
ALLIANZGI RETIREMENT 2020 P	1,200,036.952
ALLIANZGI RETIREMENT 2020 R	34,620.521
ALLIANZGI RETIREMENT 2020 R6	659,337.416
ALLIANZGI RETIREMENT 2025 A	1,003,790.974
ALLIANZGI RETIREMENT 2025 ADMIN	81,793.095
ALLIANZGI RETIREMENT 2025 P	1,888,782.631
ALLIANZGI RETIREMENT 2025 R	46,370.847
ALLIANZGI RETIREMENT 2025 R6	715,549.613
ALLIANZGI RETIREMENT 2030 A	737,360.272
ALLIANZGI RETIREMENT 2030 ADMIN	104,956.821
ALLIANZGI RETIREMENT 2030 C	32,779.126
ALLIANZGI RETIREMENT 2030 P	1,548,779.778
ALLIANZGI RETIREMENT 2030 R	110,542.687
ALLIANZGI RETIREMENT 2030 R6	767,653.833
ALLIANZGI RETIREMENT 2035 A	774,422.406
ALLIANZGI RETIREMENT 2035 ADMIN	45,056.858
ALLIANZGI RETIREMENT 2035 P	1,627,271.940
ALLIANZGI RETIREMENT 2035 R	95,759.012
ALLIANZGI RETIREMENT 2035 R6	440,307.864
ALLIANZGI RETIREMENT 2040 A	397,260.611
ALLIANZGI RETIREMENT 2040 ADMIN	25,004.557
ALLIANZGI RETIREMENT 2040 C	7,057.580
ALLIANZGI RETIREMENT 2040 P	920,643.321
ALLIANZGI RETIREMENT 2040 R	77,965.857
ALLIANZGI RETIREMENT 2040 R6	739,649.213
ALLIANZGI RETIREMENT 2045 A	389,101.788
ALLIANZGI RETIREMENT 2045 ADMIN	21,417.400

Fund Name	Shares Outstanding
ALLIANZGI RETIREMENT 2045 P	649,919.794
ALLIANZGI RETIREMENT 2045 R	32,455.000
ALLIANZGI RETIREMENT 2045 R6	383,634.015
ALLIANZGI RETIREMENT 2050 A	126,722.525
ALLIANZGI RETIREMENT 2050 ADMIN	33,637.276
ALLIANZGI RETIREMENT 2050 C	7,011.496
ALLIANZGI RETIREMENT 2050 P	452,305.990
ALLIANZGI RETIREMENT 2050 R	35,329.854
ALLIANZGI RETIREMENT 2050 R6	462,875.882
ALLIANZGI RETIREMENT 2055 A	68,041.051
ALLIANZGI RETIREMENT 2055 ADMIN	15,556.252
ALLIANZGI RETIREMENT 2055 P	143,563.921
ALLIANZGI RETIREMENT 2055 R	17,282.866
ALLIANZGI RETIREMENT 2055 R6	143,265.907
ALLIANZGI RETIREMENT INCOME A	369,243.171
ALLIANZGI RETIREMENT INCOME ADMIN	1,611.143
ALLIANZGI RETIREMENT INCOME C	163,895.856
ALLIANZGI RETIREMENT INCOME P	323,278.124
ALLIANZGI RETIREMENT INCOME R	13,130.948
ALLIANZGI RETIREMENT INCOME R6	513,115.787

The following table identifies those investors known to the Trust to own beneficially or of record 5% or more of the voting securities of a Fund’s shares at the close of business on March 31, 2016:

a =	Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Trust, as that term is defined in the 1940 Act.
b =	Shares are believed to be held only as nominee.

Persons who own more than 25% of the outstanding shares of beneficial interest of a Fund may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a Shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such Shareholder, and it may be possible for such matters to be approved by such Shareholder without the affirmative vote of any other Shareholders.

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
a	ALLIANZGI RETIREMENT 2015 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	85,368.737	25.25%

	ALLIANZGI RETIREMENT 2015 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	81,967.730	24.25%

	ALLIANZGI RETIREMENT 2015 A	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	65,488.831	19.37%

a	ALLIANZGI RETIREMENT 2015 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	41,948.851	90.77%

	ALLIANZGI RETIREMENT 2015 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	4,038.063	8.74%

a	ALLIANZGI RETIREMENT 2015 C	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	17,196.631	46.77%

	ALLIANZGI RETIREMENT 2015 C	SSB&T CUST SIMPLE IRA WEST FINANCIAL FBO W ALAN KING 3304 PERRINS CHASE VIRGINIA BCH VA 23452-6258	4,836.968	13.16%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2015 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	4,790.587	13.03%

a	ALLIANZGI RETIREMENT 2015 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	246,482.412	45.84%

	ALLIANZGI RETIREMENT 2015 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	120,988.002	22.50%

	ALLIANZGI RETIREMENT 2015 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	113,719.603	21.15%

	ALLIANZGI RETIREMENT 2015 P	FIIOC FBO ENGINEERING SPECIALIST INC PLAN 79803 ATTN: TIM MCCLANAHAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	30,440.894	5.66%

a	ALLIANZGI RETIREMENT 2015 R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	9,084.790	69.37%

a	ALLIANZGI RETIREMENT 2015 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	4,011.336	30.63%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2015 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	83,593.579	17.06%

ALLIANZGI RETIREMENT 2015 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	71,740.353	14.64%

ALLIANZGI RETIREMENT 2015 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER EMPOYEES PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	70,253.456	14.33%

ALLIANZGI RETIREMENT 2015 R6	STATE STREET BANK AND TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	64,805.606	13.22%

ALLIANZGI RETIREMENT 2015 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	60,031.711	12.25%

ALLIANZGI RETIREMENT 2015 R6	ASCENSUS TRUST COMPANY FBO GREENE ESPEL P.L.L.P. RETIREMENT SA210841FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	35,760.727	7.30%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2015 R6	MATRIX TRUST COMPANY CUST FBO FORSHAW INC PROFIT SHARING 717 17TH ST STE 1300 DENVER CO 80202-3304	30,915.812	6.31%

a	ALLIANZGI RETIREMENT 2020 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	479,473.225	47.25%

a	ALLIANZGI RETIREMENT 2020 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	345,413.705	34.04%

	ALLIANZGI RETIREMENT 2020 A	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	65,441.831	6.45%

a	ALLIANZGI RETIREMENT 2020 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	70,087.522	70.26%

	ALLIANZGI RETIREMENT 2020 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	18,001.063	18.05%

	ALLIANZGI RETIREMENT 2020 ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO ANESTHESIA CARE GROUP PC 401K PROFIT SHARING PLAN PO BOX 48529 ATLANTA GA 30362-1529	11,660.697	11.69%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2020 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	4,067.979	22.35%

	ALLIANZGI RETIREMENT 2020 C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,536.704	13.94%

	ALLIANZGI RETIREMENT 2020 C	SSB&T CUST SIMPLE IRA TETON ATHLETIC CLUB FBO CRAIG E BLUMENSHINE 519 PRAIRIE RD RIVERTON WY 82501-2223	1,275.769	7.01%

	ALLIANZGI RETIREMENT 2020 C	SSB&T CUST IRA FBO KELLY J HAMILTON 186 MAIN ST MEDFIELD MA 02052-1404	1,116.526	6.13%

	ALLIANZGI RETIREMENT 2020 C	SSB&T CUST IRA FBO SUZETTE J COLEMAN 14862 QUAST RD N ODESSA WA 99159-9850	963.452	5.29%

a	ALLIANZGI RETIREMENT 2020 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	511,265.296	42.66%

a	ALLIANZGI RETIREMENT 2020 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	319,300.588	26.64%

	ALLIANZGI RETIREMENT 2020 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	277,408.541	23.15%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
a	ALLIANZGI RETIREMENT 2020 R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	34,278.994	99.16%

	ALLIANZGI RETIREMENT 2020 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	131,937.886	19.98%

	ALLIANZGI RETIREMENT 2020 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER EMPOYEES PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	111,349.451	16.87%

	ALLIANZGI RETIREMENT 2020 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	93,373.528	14.14%

	ALLIANZGI RETIREMENT 2020 R6	DCGT AS TTEE AND/OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	85,175.749	12.90%

	ALLIANZGI RETIREMENT 2020 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	83,906.513	12.71%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2020 R6	MATRIX TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	34,197.372	5.18%

a	ALLIANZGI RETIREMENT 2025 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	604,430.735	60.55%

	ALLIANZGI RETIREMENT 2025 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	133,137.878	13.34%

	ALLIANZGI RETIREMENT 2025 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	89,461.895	8.96%

a	ALLIANZGI RETIREMENT 2025 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	73,459.366	89.04%

	ALLIANZGI RETIREMENT 2025 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	9,036.348	10.95%

a	ALLIANZGI RETIREMENT 2025 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	920,940.491	48.88%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
a	ALLIANZGI RETIREMENT 2025 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	665,835.914	35.34%

	ALLIANZGI RETIREMENT 2025 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	171,890.210	9.12%

a	ALLIANZGI RETIREMENT 2025 R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	35,085.130	75.98%

	ALLIANZGI RETIREMENT 2025 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,091.638	21.85%

	ALLIANZGI RETIREMENT 2025 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	133,924.578	18.14%

	ALLIANZGI RETIREMENT 2025 R6	STATE STREET BANK AND TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	128,125.023	17.35%

	ALLIANZGI RETIREMENT 2025 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER EMPOYEES PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	92,497.003	12.53%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2025 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	83,553.256	11.32%

	ALLIANZGI RETIREMENT 2025 R6	DCGT AS TTEE AND/OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	79,382.807	10.75%

	ALLIANZGI RETIREMENT 2025 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	60,674.502	8.22%

	ALLIANZGI RETIREMENT 2025 R6	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	37,923.922	5.14%

a	ALLIANZGI RETIREMENT 2030 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	360,950.584	48.70%

	ALLIANZGI RETIREMENT 2030 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	124,802.432	16.84%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2030 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	50,368.201	6.80%

a	ALLIANZGI RETIREMENT 2030 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	87,111.058	83.09%

	ALLIANZGI RETIREMENT 2030 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	17,721.200	16.90%

a	ALLIANZGI RETIREMENT 2030 C	SSB&T CUST SIMPLE IRA MAPLEVIEW ANIMAL CLINIC FBO ROBERT J KRAPFL 13652 LARIMORE AVE OMAHA NE 68164-6129	10,964.511	33.51%

	ALLIANZGI RETIREMENT 2030 C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	2,886.340	8.82%

	ALLIANZGI RETIREMENT 2030 C	STIFEL NICOLAUS & CO INC EXCLUSIVE BENEFIT OF CUSTOMERS 501 N BROADWAY SAINT LOUIS MO 63102-2188	1,832.402	5.60%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2030 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,781.742	5.45%

	ALLIANZGI RETIREMENT 2030 C	SSB&T CUST SIMPLE IRA KALIDA TRUCK EQUIPMENT FBO CHAD A MITCHELL 115 CHERRY LN WAPAKONETA OH 45895-1761	1,770.205	5.41%

a	ALLIANZGI RETIREMENT 2030 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	799,155.556	51.55%

a	ALLIANZGI RETIREMENT 2030 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	418,160.916	26.98%

	ALLIANZGI RETIREMENT 2030 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	182,983.317	11.80%

	ALLIANZGI RETIREMENT 2030 P	FIIOC FBO ENGINEERING SPECIALIST INC PLAN 79803 ATTN: TIM MCCLANAHAN 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	87,350.697	5.63%

a	ALLIANZGI RETIREMENT 2030 R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	87,062.810	79.28%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2030 R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	16,692.556	15.20%

	ALLIANZGI RETIREMENT 2030 R	PAI TR CO INC INNOVATIVE MARKETING RESOURCES PS 1300 ENTERPRISE DR DE PERE WI 54115-4934	5,525.582	5.03%

a	ALLIANZGI RETIREMENT 2030 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	274,513.762	35.85%

	ALLIANZGI RETIREMENT 2030 R6	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	72,826.336	9.51%

	ALLIANZGI RETIREMENT 2030 R6	DCGT AS TTEE AND/OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	66,975.491	8.75%

	ALLIANZGI RETIREMENT 2030 R6	STATE STREET BANK AND TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	62,675.513	8.19%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2030 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	56,722.274	7.41%

	ALLIANZGI RETIREMENT 2030 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	50,563.821	6.60%

	ALLIANZGI RETIREMENT 2030 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER EMPOYEES PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	47,761.530	6.24%

	ALLIANZGI RETIREMENT 2030 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	42,074.863	5.49%

a	ALLIANZGI RETIREMENT 2035 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	259,203.064	33.36%

a	ALLIANZGI RETIREMENT 2035 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	208,265.386	26.81%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2035 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	137,240.585	17.67%

	ALLIANZGI RETIREMENT 2035 A	MATRIX TRUST COMPANY CUST. FBO TBHC DELIVERS, LLC RETIREMENT PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	78,724.581	10.13%

a	ALLIANZGI RETIREMENT 2035 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	40,085.005	89.06%

	ALLIANZGI RETIREMENT 2035 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	4,904.922	10.90%

a, b	ALLIANZGI RETIREMENT 2035 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	789,978.582	48.57%

a	ALLIANZGI RETIREMENT 2035 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	597,238.912	36.72%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2035 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	137,449.401	8.45%

a	ALLIANZGI RETIREMENT 2035 R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	56,490.263	59.12%

a	ALLIANZGI RETIREMENT 2035 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	36,022.428	37.70%

	ALLIANZGI RETIREMENT 2035 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	62,908.387	14.36%

	ALLIANZGI RETIREMENT 2035 R6	MATRIX TRUST FIDUCIARY COMPANY AS TTEE FBO HURLEY BURISH & STANTON SC 401(K) PS PL PO BOX 52129 PHOENIX AZ 85072-2129	61,588.170	14.06%

	ALLIANZGI RETIREMENT 2035 R6	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	60,414.445	13.79%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2035 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	58,703.024	13.40%

	ALLIANZGI RETIREMENT 2035 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER EMPOYEES PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	49,230.656	11.24%

	ALLIANZGI RETIREMENT 2035 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	40,386.919	9.22%

	ALLIANZGI RETIREMENT 2035 R6	STATE STREET BANK AND TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	38,237.358	8.73%

a	ALLIANZGI RETIREMENT 2040 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	203,254.247	51.36%

	ALLIANZGI RETIREMENT 2040 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	81,661.714	20.64%

	ALLIANZGI RETIREMENT 2040 A	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	45,724.016	11.55%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
a	ALLIANZGI RETIREMENT 2040 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	13,075.335	48.96%

a	ALLIANZGI RETIREMENT 2040 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	9,491.076	35.54%

	ALLIANZGI RETIREMENT 2040 ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO ANESTHESIA CARE GROUP PC 401K PROFIT SHARING PLAN PO BOX 48529 ATLANTA GA 30362-1529	4,080.786	15.28%

	ALLIANZGI RETIREMENT 2040 C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	1,286.228	18.27%

	ALLIANZGI RETIREMENT 2040 C	SSB&T CUST ROLLOVER IRA FBO BRYAN J KUHLMAN 9500 ROAD F9 LEIPSIC OH 45856-9435	1,208.213	17.16%

	ALLIANZGI RETIREMENT 2040 C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	1,147.368	16.29%

	ALLIANZGI RETIREMENT 2040 C	SSB&T CUST IRA FBO PAUL L LIPIARSKI 4419 ALDRICH AVE S MINNEAPOLIS MN 55419-4821	779.863	11.07%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2040 C	SSB&T CUST 403-B PLAN THE KRIST SAMARITAN CENTER FBO ORION A MOSKO 7506 BROKEN OAK LN SUGAR LAND TX 77479-6460	496.913	7.06%

	ALLIANZGI RETIREMENT 2040 C	DEREK A SEYER OUTSIDE INVESTMENTS-RETIREMENT 522 S OAK ST OTTAWA OH 45875-1830	473.746	6.73%

	ALLIANZGI RETIREMENT 2040 C	SSB&T CUST SIMPLE IRA KALIDA TRUCK EQUIPMENT FBO DARREN A HENRY 4396 DEVILS HOLE RD PEMBERVILLE OH 43450-9473	407.155	5.78%

a	ALLIANZGI RETIREMENT 2040 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	533,149.443	58.14%

a	ALLIANZGI RETIREMENT 2040 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	236,734.531	25.81%

	ALLIANZGI RETIREMENT 2040 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	67,870.931	7.40%

	ALLIANZGI RETIREMENT 2040 P	ATTN TRUST OPERATIONS TIAA-CREF TRUSTCO CUSTODIAN TRUSTEEFBO RETIREMENT PLANS WHICH TIAA ACTS RECORDKEEPER 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	64,519.307	7.04%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
a	ALLIANZGI RETIREMENT 2040 R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	64,002.891	83.79%

	ALLIANZGI RETIREMENT 2040 R	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	10,627.474	13.91%

a	ALLIANZGI RETIREMENT 2040 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	274,074.528	37.22%

	ALLIANZGI RETIREMENT 2040 R6	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	78,380.128	10.64%

	ALLIANZGI RETIREMENT 2040 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	68,619.949	9.32%

	ALLIANZGI RETIREMENT 2040 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER EMPOYEES PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	61,143.862	8.30%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2040 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	58,845.970	7.99%

	ALLIANZGI RETIREMENT 2040 R6	GREAT-WEST TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	40,404.075	5.49%

a	ALLIANZGI RETIREMENT 2045 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	181,894.415	46.99%

	ALLIANZGI RETIREMENT 2045 A	MATRIX TRUST COMPANY CUST. FBO TBHC DELIVERS, LLC RETIREMENT PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	59,507.505	15.37%

	ALLIANZGI RETIREMENT 2045 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	53,934.252	13.93%

	ALLIANZGI RETIREMENT 2045 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	38,826.261	10.03%

	ALLIANZGI RETIREMENT 2045 A	AMERICAN UNITED INSURANCE CO CUST FBO GROUP RETIREMENT ANNUITY IRA PO BOX 368 INDIANAPOLIS IN 46206-0368	32,496.716	8.39%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
a	ALLIANZGI RETIREMENT 2045 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	12,452.542	57.95%

a	ALLIANZGI RETIREMENT 2045 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	8,800.324	40.95%

a, b	ALLIANZGI RETIREMENT 2045 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	478,042.266	73.73%

	ALLIANZGI RETIREMENT 2045 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	90,333.298	13.93%

	ALLIANZGI RETIREMENT 2045 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	38,644.923	5.96%

	ALLIANZGI RETIREMENT 2045 P	ATTN TRUST OPERATIONS TIAA-CREF TRUSTCO CUSTODIAN TRUSTEEFBO RETIREMENT PLANS WHICH TIAA ACTS RECORDKEEPER 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	33,586.075	5.18%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
a	ALLIANZGI RETIREMENT 2045 R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	27,166.954	84.26%

	ALLIANZGI RETIREMENT 2045 R	MID ATLANTIC TR CO FBO CHELSEA TECHNOLOGIES, LLC 401(K) PL1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	2,372.193	7.36%

a	ALLIANZGI RETIREMENT 2045 R6	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	94,602.514	24.87%

	ALLIANZGI RETIREMENT 2045 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	48,346.751	12.71%

	ALLIANZGI RETIREMENT 2045 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	40,433.440	10.63%

	ALLIANZGI RETIREMENT 2045 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER EMPOYEES PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	40,031.986	10.53%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2045 R6	GREAT-WEST TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	38,261.971	10.06%

	ALLIANZGI RETIREMENT 2045 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	32,588.920	8.57%

	ALLIANZGI RETIREMENT 2045 R6	MATRIX TRUST COMPANY CUST FBO FORSHAW INC PROFIT SHARING 717 17TH ST STE 1300 DENVER CO 80202-3304	22,052.381	5.80%

a	ALLIANZGI RETIREMENT 2050 A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	43,732.134	34.78%

	ALLIANZGI RETIREMENT 2050 A	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	17,065.519	13.57%

	ALLIANZGI RETIREMENT 2050 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	16,890.947	13.43%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2050 A	MATRIX TRUST COMPANY CUST. FBO TBHC DELIVERS, LLC RETIREMENT PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	8,697.985	6.92%

	ALLIANZGI RETIREMENT 2050 A	CBNA CUST FBO NOODLE EDUCATION 401K RET PLAN SVGS6 RHOADS DR STE 7 UTICA NY 13502-6317	7,910.222	6.29%

a	ALLIANZGI RETIREMENT 2050 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	22,122.803	66.00%

a	ALLIANZGI RETIREMENT 2050 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	10,365.954	30.93%

a	ALLIANZGI RETIREMENT 2050 C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	2,066.946	29.72%

	ALLIANZGI RETIREMENT 2050 C	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	986.131	14.18%

	ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 2306-3081 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	843.089	12.12%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2050 C	SSB&T CUST SEP IRA LOUISIANA BAR FOUNDATION FBO RENEE E BIENVENU 2016 DESLONDE ST NEW ORLEANS LA 70117-4004	773.357	11.12%

	ALLIANZGI RETIREMENT 2050 C	SSB&T CUST SIMPLE IRA KALIDA TRUCK EQUIPMENT FBO SHANE M STREIB 7720 MANORE RD WHITEHOUSE OH 43571-9721	506.543	7.28%

	ALLIANZGI RETIREMENT 2050 C	SSB&T CUST SIMPLE IRA KALIDA TRUCK EQUIPMENT FBO BRYAN T SCHALLER 22136 STONY RIDGE RD LUCKEY OH 43443-9705	458.677	6.59%

	ALLIANZGI RETIREMENT 2050 C	ROBERT W BAIRD & CO INC A/C 7073-9912 777 EAST WISCONSIN AVENUE MILWAUKEE WI 53202-5391	351.291	5.05%

a	ALLIANZGI RETIREMENT 2050 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	285,341.725	63.45%

	ALLIANZGI RETIREMENT 2050 P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	81,772.141	18.18%

	ALLIANZGI RETIREMENT 2050 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	45,734.848	10.17%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2050 P	ATTN TRUST OPERATIONS TIAA-CREF TRUSTCO CUSTODIAN TRUSTEEFBO RETIREMENT PLANS WHICH TIAA ACTS RECORDKEEPER 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	23,683.130	5.27%

a	ALLIANZGI RETIREMENT 2050 R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	33,335.736	90.57%

	ALLIANZGI RETIREMENT 2050 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,459.583	6.68%

a	ALLIANZGI RETIREMENT 2050 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	276,785.264	55.11%

	ALLIANZGI RETIREMENT 2050 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER EMPOYEES PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	41,150.500	8.19%

	ALLIANZGI RETIREMENT 2050 R6	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	41,084.417	8.18%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2050 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	36,389.421	7.24%

ALLIANZGI RETIREMENT 2050 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	34,308.250	6.83%

ALLIANZGI RETIREMENT 2055 A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	16,178.069	24.07%

ALLIANZGI RETIREMENT 2055 A	WELLS FARGO BANK FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	13,465.476	20.03%

ALLIANZGI RETIREMENT 2055 A	AMERICAN UNITED INSURANCE CO TTEE GROUP RETIREMENT ANNUITY PO BOX 368 INDIANAPOLIS IN 46206-0368	12,968.304	19.29%

ALLIANZGI RETIREMENT 2055 A	CBNA CUST FBO NOODLE EDUCATION 401K RET PLAN SVGS6 RHOADS DR STE 7 UTICA NY 13502-6317	7,388.086	10.99%

ALLIANZGI RETIREMENT 2055 A	TAYNIK & CO C/O STATE STREET BANK &TRUST CO 1200 CROWN COLONY DR CC103 QUINCY MA 02169-0938	5,356.365	7.97%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2055 A	CBNA CUST FBO AGILITY CABLE INC 401K PLAN 6 RHOADS DR STE 7 UTICA NY 13502-6317	5,071.912	7.55%

a	ALLIANZGI RETIREMENT 2055 ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	9,153.251	59.28%

a	ALLIANZGI RETIREMENT 2055 ADMIN	AMERICAN UNITED LIFE INSURANCE CO UNIT INVESTMENT TRUST SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	4,981.455	32.26%

	ALLIANZGI RETIREMENT 2055 ADMIN	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	821.627	5.32%

a	ALLIANZGI RETIREMENT 2055 P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	86,650.610	61.30%

	ALLIANZGI RETIREMENT 2055 P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	31,359.474	22.18%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT 2055 P	ATTN TRUST OPERATIONS TIAA-CREF TRUSTCO CUSTODIAN TRUSTEEFBO RETIREMENT PLANS WHICH TIAA ACTS RECORDKEEPER 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17,068.537	12.07%

a	ALLIANZGI RETIREMENT 2055 R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	12,332.865	71.67%

	ALLIANZGI RETIREMENT 2055 R	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,931.005	11.22%

	ALLIANZGI RETIREMENT 2055 R	PAI TR CO INC INNOVATIVE MARKETING RESOURCES PS 1300 ENTERPRISE DR DE PERE WI 54115-4934	1,305.046	7.58%

	ALLIANZGI RETIREMENT 2055 R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	30,136.837	21.28%

	ALLIANZGI RETIREMENT 2055 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER EMPOYEES PENSION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	24,024.245	16.96%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT 2055 R6	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	21,518.777	15.19%

ALLIANZGI RETIREMENT 2055 R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	18,064.196	12.75%

ALLIANZGI RETIREMENT 2055 R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	14,435.927	10.19%

ALLIANZGI RETIREMENT 2055 R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	12,911.783	9.12%

ALLIANZGI RETIREMENT INCOME A	ATTN NPIO TRADE DESK DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS 711 HIGH ST DES MOINES IA 50392-0001	80,977.134	21.98%

ALLIANZGI RETIREMENT INCOME A	WELLS FARGO FBO VARIOUS RETIREMENT PLANS 98888888361525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	68,151.269	18.50%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT INCOME A	STATE STREET BANK TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	53,658.889	14.56%

	ALLIANZGI RETIREMENT INCOME A	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	42,172.036	11.45%

	ALLIANZGI RETIREMENT INCOME A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	19,588.482	5.32%

a	ALLIANZGI RETIREMENT INCOME ADMIN	RELIANCE TRUST COMPANY CUSTODIAN FBO ANESTHESIA CARE GROUP PC 401K PROFIT SHARING PLAN PO BOX 48529 ATLANTA GA 30362-1529	1,511.597	93.82%

	ALLIANZGI RETIREMENT INCOME ADMIN	AMERICAN UNITED LIFE INSURANCE CO SEPARATE ACCOUNTS ADMINISTRATION PO BOX 368 INDIANAPOLIS IN 46206-0368	99.641	6.18%

	ALLIANZGI RETIREMENT INCOME C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	34,839.357	20.80%

	ALLIANZGI RETIREMENT INCOME C	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	13,083.756	7.81%

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	ALLIANZGI RETIREMENT INCOME C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	10,835.317	6.47%

a	ALLIANZGI RETIREMENT INCOME P	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER ATTN: MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	210,750.311	65.31%

a	ALLIANZGI RETIREMENT INCOME P	FIIOC FBO SMC CORPORATION OF AMERICA 19456100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	83,862.895	25.99%

	ALLIANZGI RETIREMENT INCOME P	FIIOC FBO J SMITH LANIER & CO -14873 ATTN TIM MCCLANAHAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	21,597.990	6.69%

a	ALLIANZGI RETIREMENT INCOME R	MATRIX TRUST CO TTEE FBO 3 DIMENSIONAL SERVICES GROUP 401K PO BOX 52129 PHOENIX AZ 85072-2129	11,599.233	88.42%

	ALLIANZGI RETIREMENT INCOME R	ALLIANZ FUND INVESTMENTS INC ATTN TODD M HEDTKE 5701 GOLDEN HILLS DR MINNEAPOLIS MN 55416-1297	866.657	6.61%

a	ALLIANZGI RETIREMENT INCOME R6	RELIANCE TRUST COMPANY CUSTODIAN FBO TENNESSEE ORTHOPAEDIC A 401K PLAN PO BOX 48529 ATLANTA GA 30362-1529	190,893.621	37.19%

Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
ALLIANZGI RETIREMENT INCOME R6	GREAT-WEST TRUST COMPANY LLC TTEE FBO EMPLOYEE BENEFIT CLIENTS 401K 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111-5002	74,817.130	14.57%

ALLIANZGI RETIREMENT INCOME R6	STATE STREET BANK AND TRUST AS TTEE AND/OR CUST FBO ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	63,939.363	12.46%

ALLIANZGI RETIREMENT INCOME R6	MATRIX TRUST COMPANY AS TRUSTEE FBO CGH MEDICAL CENTER DEFERRED COMPENSATION PLAN PO BOX 52129 PHOENIX AZ 85072-2129	47,665.983	9.29%

ALLIANZGI RETIREMENT INCOME R6	ASCENSUS TRUST COMPANY FBO POWERS AND SONS, LLC 401(K) PLAN 25707FRONTIER TRUST COMPANY PO BOX 10577 FARGO ND 58106-0577	28,303.291	5.51%

APPENDIX E

PROPOSED CHANGES TO THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Proposed Changes to the Funds’ Principal Investment Strategies

The Board has approved AGIFM’s proposal to transition the Funds to a more active asset allocation investment strategy, which will apply a more tactical approach than the current strategy and, when implementing asset allocation changes, will utilize a broader range of investments, including individual securities and derivatives. The proposed revised fee structure, subject to Shareholder approval, directly supports these changes in the investment approach. The Funds’ proposed revised fee structure will take into account more active allocations and more direct investments into individual securities and derivatives, as opposed to the current fee structure which is more appropriate for primarily investing in affiliated mutual funds.

While Shareholders are not being asked to approve the changes to the Funds’ investment strategies described in Appendix E, these changes will be made in conjunction with the implementation of the Proposal, if the Proposal is approved by each Fund’s Shareholders. If the Proposal is not approved by each Fund’s Shareholders, the changes to the Funds’ investment strategies described in this Appendix E will not be implemented for any Fund.

With respect to each Fund, the proposed more active asset allocation approach would seek to meet the Fund’s investment objective and deliver an improved overall risk vs. return profile, taking into account both the possibility of increased risk to Shareholders in connection with more active management and increased use of equity securities and derivative instruments by the Funds, as well as the potential benefits to Shareholders, including increased flexibility and a broader range of available investments. AGIFM believes the Multi-Asset Team’s proprietary active asset allocation approach, which utilizes trend-following and mean-reverting components as well as systematic and fundamental assessments of the markets, will help to position each Fund through a variety of market environments. The portfolio managers adjust the Fund’s exposure to equities, fixed income, and other asset classes in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. While the portfolio managers attempt to mitigate the downside risk to stabilize performance, there can be no assurance that a Fund will be successful in doing so.

The proposed change to each Fund’s investment strategy would result in a decrease in the number of holdings in underlying affiliated funds managed by AllianzGI U.S. and PIMCO. In implementing these proposed investment strategies, the Funds will make substantial use of futures contracts, both long and short, for bonds, equities, REITs and currencies, and currency forwards. The use of futures and forward contracts allows the Funds to tactically adjust their equity, bond and currency exposures and to avoid frequent trades in underlying mutual funds, as frequent trading in underlying mutual funds may generate higher trading costs within and higher taxable distributions by those underlying funds. The Funds may also incorporate other over-the-counter (OTC) or exchange-traded derivatives to gain, adjust or hedge exposure to different asset classes or market segments. This may include interest rate swaps, total return swaps, credit default swaps, options (puts and calls) purchased or sold by the Fund and structured notes. Each Fund’s use of derivatives may increase under its new investment strategy. As a result of its derivatives positions, each Fund may have gross investment exposures in excess of 100% of its net assets (i.e., the Fund may be leveraged) and may therefore be subject to heightened risk of loss. A Fund’s performance can depend substantially on the performance of assets or indices underlying its derivatives even though it does not own those underlying assets or indices. The Funds may maintain a significant percentage of their assets in cash and cash equivalents which will serve as margin or collateral for the Funds’ obligations under derivative transactions.

Summary of Proposed Changes to Target Date Funds’ Principal Investment Strategies

In connection with and subject to Shareholder approval of the Proposal, and in addition to proposed changes described above, each Target Date Fund will pursue its objective primarily by gaining diversified exposure to core global equity asset classes, including emerging markets equities (the “Equity Component”), and core U.S. fixed income asset classes (the “Fixed Income Component”). Each Fund has established strategic Equity and Fixed Income Component guidelines that change over time in relation to its target retirement date and according to a predetermined glidepath as shown in the tables on the following tables. Additionally, each Target Date Fund may gain up to 20% exposure to “opportunistic” asset classes (the “Opportunistic Component”) that the portfolio managers believe offer diversification benefits and exhibit risk and return profiles that are different from core Equity and Fixed Income Components. Asset classes that the portfolio managers consider to comprise the Opportunistic Component include, but are not limited to, emerging market debt, intermediate and long-term high yield debt (commonly referred to as “junk bonds”), commodities, international bonds and real estate, including U.S. and non-U.S. real estate investment trusts (“REITs”). After determining the asset allocation, the Multi-Asset Team will select particular investments to obtain exposure to the desired mix of asset classes.

Proposed Changes to each Target Date Fund’s Benchmark and Glidepath

As part of the proposed changes, the Target Date Funds’ glidepath will be modified to allow a higher target allocation to equities in the years closer to the target date, wider ranges around those target allocations, and an “Opportunistic” Component (defined below), as compared to the Target Date Funds’ current glidepath. As discussed below, the portfolio managers adjust the Target Date Fund’s exposures to equities, fixed income, and other asset classes in an effort to mitigate downside risk in times of severe market stress, and to increase the return potential in favorable markets. For example, the target allocation to equities at the target year (i.e., 0 years from target) will increase from 25% to 40% while, with the introduction of each Fund’s proposed new active allocation and risk management strategy, the minimum allocation to equities will be decreased from 15% to 10% at the target date. The lower potential equity allocation reflects the portfolio managers’ increased focus on risk mitigation in the years closer to the target date, when the risk of a market decline is most detrimental to an investor’s objectives. By comparison, Target Date Funds farther in time from their target dates will have a higher target allocation to equities and operate within a narrower range, therefore having less flexibility to reduce equity exposure in times of market stress. Across all of the Target Date Funds, and relative to their strategic asset allocations, the range for reducing equity exposure is approximately twice what it is for increasing the equity exposure.

AGIFM believes these modifications to the Target Date Funds’ glidepath will provide more flexibility to the Multi-Asset Team as it manages the Target Date Funds, but will also entail additional risks for Target Date Fund investors. Each Fund’s performance is expected to be different under the more active asset allocation investment strategy and revised glidepath than it was under its prior investment strategy and glidepath, as each Fund will generally be more heavily weighted to equity securities at corresponding points on the glidepath and will therefore tend to be more susceptible to market fluctuations.

The following chart sets forth the proposed target asset allocation range in each of the aforementioned components applicable to the Target Date Funds as they approach their target dates.

Years to Target Date	Strategic Equity Component (%)	Typical Equity Component (Min/Max %)	Typical Fixed Income Component (Min/Max %)	Typical Opportunistic Component (Min/Max %)*
-5**	30	7-42	38-93	0-20
0	40	10-55	25-90	0-20
+5	53	17-71	9-83	0-20
+10	65	30-83	0-70	0-20
+15	75	50-90	0-50	0-20
+20	85	70-95	0-30	0-20
+25	90	80-99	0-20	0-20
+30	93	85-99	0-15	0-20
+35	93	85-99	0-15	0-20
+40	93	85-99	0-15	0-20

*

Note Components will always total 100%, including the Opportunistic Component. We note however, that as a result of its derivative positions, a Target Date Fund may have gross investment exposures in excess of 100% of its net assets.

**

After reaching the target date, a Target Date Fund’s objective and strategy will change to more closely resemble that of Retirement Income Fund, into which the Target Date Fund is expected to merge within three years of its target date, provided that the Target Date Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The following chart sets forth the current target asset allocation range in each of the aforementioned components applicable to the Target Date Funds as they approach their target dates. Although the current glidepath is formulated in terms of “return-generating” and “defensive” assets, for comparative purposes, a version of the current glidepath in terms of typical exposures to equity and fixed income is provided below, based upon how the portfolio managers currently manage the Target Date Funds.

Years to Target Date	Typical Target Equities exposure (%)	Typical Equity exposure (Min/Max %)	Typical Fixed Income exposure (Min/Max %)
-5**	25	15-40	60-85
0	25	15-45	65-85
+5	30	20-50	50-80
+10	37	25-60	40-75
+15	47	30-65	35-70
+20	59	40-80	20-60
+25	76	55-95	5-45
+30	87	72-99	0-28
+35	90	75-99	0-25
+40	90	75-99	0-25

*	Note that “opportunistic” investments may be “return-generating” or “defensive.”
**

After reaching the target date, a Target Date Fund’s objective and strategy will change to more closely resemble that of Retirement Income Fund, into which the Target Date Fund is expected to merge within three years of its target date, provided that the Target Date Fund’s Board of Trustees determines the transaction is in the best interest of shareholders.

The proposed change to each Target Date Fund’s principal investment strategies will result in a change to each Target Date Fund’s benchmark and glidepath. Each Target Fund currently uses the applicable Morningstar Lifetime Conservative Index as its benchmark. Following the implementation of the above-described proposed investment strategy changes the Target Date Funds, each of which includes a specific year in its name, will use the applicable Morningstar Lifetime Moderate Index as its benchmark. The change from the “conservative” indices to the “moderate” indices reflects the increase in the strategic allocation to equities in the glidepath, as described above. This change also corresponds to the potential for increased risk to Shareholders, as well as the increased flexibility and broader range of available investments under the Funds’ new investment strategies.

Summary of Proposed Changes to Retirement Income Fund’s Principal Investment Strategies

In connection with and subject to Shareholder approval of the Proposal, and in addition to the proposed changes described above, for Retirement Income Fund, the strategic exposure to global equity asset classes (including REITs) (the “Equity Component”) is 25% and the strategic exposure to global fixed income asset classes (the “Fixed Income Component”) is 75%. The maximum allocation to equities remains unchanged at 40%. Unlike the Target Date Funds, the strategic allocations are stable and the global fixed income exposure includes a wider opportunity set including, non-U.S. investment grade debt, high yield debt from U.S. and other developed markets and emerging market debt of any quality. The Fund will also be permitted to have an allocation of up to 10% to other income generating instruments on an opportunistic basis (the “Opportunistic Component”) including master limited partnerships (MLPs) and preferred securities, and may hold investments in other opportunistic investments (e.g., commodities) to improve the Fund’s diversification profile. Tactical and opportunistic asset allocation decisions are driven by the proposed more active asset allocation strategy, as described above. However, the proposed more active allocation strategy and greater emphasis on generating consistent and distributable income may result in significantly different tactical positioning than that of the Target Date Funds.

Proposed Change to Retirement Income Fund’s Benchmark

The Fund currently uses the Morningstar Lifetime Conservative Income Index as its benchmark. If the Proposal is approved, the Fund will adopt the Barclays U.S. Universal Bond Index as its primary benchmark and will list the MSCI World High Dividend Yield Index as its secondary benchmark.

Relationship of Proposed Changes to Fee Structure and Investment Strategies

AGIFM believe that the proposed revised fee structure is appropriate for the proposed new investment program because AGIFM expects its more active asset allocation strategy and use of a broader range of financial instruments to result in a decrease in the number of Target Fund investments made through underlying funds and a corresponding increase in the Target Funds’ utilization of direct investments, including derivative instruments.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement 2015 Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement 2015 Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement 2020 Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement 2020 Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement 2025 Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement 2025 Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement 2030 Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement 2030 Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement 2035 Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement 2035 Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement 2040 Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement 2040 Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement 2045 Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement 2045 Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement 2050 Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement 2050 Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement 2055 Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement 2055 Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.	The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of AllianzGI Retirement Income Fund, a series of Allianz Funds Multi-Strategy Trust (the “Trust”), hereby appoints Lawrence G. Altadonna and Thomas J. Fuccillo, and each of them separately, proxies, with power of substitution and re-substitution, as proxies to vote at the Special Meeting of Shareholders (the “Special Meeting”) to be held on June 15, 2016 at the offices of Allianz Global Investors Fund Management, LLC, 1633 Broadway, New York, NY 10019, at 10:30 a.m. (Eastern Time), and at any adjournment thereof. The undersigned named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If this proxy is executed and returned in time and no choice is indicated as to an item, this proxy will be voted “FOR” the proposal. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/AllianzGlRetirement.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AllianzGI Retirement Income Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

PROPOSAL
		FOR	AGAINST	ABSTAIN

1.	The approval of a revised Schedule A to the Investment Management Agreement between the Trust, on behalf of the Fund, and Allianz Global Investors Fund Management LLC (“AGIFM”), which includes an increase in each Fund’s advisory fees from 0.05% to 0.50%; and	O	O	O

2.

The approval of a revised Schedule A to the Sub-Advisory Agreement between AGIFM and Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Advisor”) with respect to each Fund, which includes an increase in the sub-advisory fee AGIFM pays to AllianzGI U.S. from 0.05% to 0.40%.

		O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]